UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
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HATTERASFUNDS.COM / T: 919.846.2324 / F: 919.846.3433
8540 COLONNADE CENTER DRIVE / SUITE 401 / RALEIGH, NC 27615-3052

December 18, 2013

Dear Hatteras Funds Investor,

On October 1, 2013, we announced that RCS Capital Corporation (NYSE: RCAP) entered into an agreement to acquire the Hatteras Funds Group, a group of affiliated companies that manage and distribute the Hatteras Funds family. The acquisition is subject to multiple approvals, including shareholder approval that will take place over the next few months.

After ten years as an independently-owned, boutique alternative investments firm, why did we agree to partner with RCAP? With this transaction, the Hatteras Funds Group will be able to dedicate greater financial resources toward developing and launching new alternative investment solutions. We will also be able to invest in our team, enabling us to continue to offer best-in-class investment management and client service.

RCAP and its affiliates operate a broadly diversified financial services firm that has experienced tremendous success in bringing publically registered alternative investment vehicles, including real estate investment trusts, to the financial advisor community. With this acquisition, RCAP will further diversify its business while also committing to the significant future growth of alternative investments.

In our partnership with RCAP, we will continue to operate autonomously. There will be no changes to our investment approach or our investment team as a result of the acquisition. We will maintain our commitment to Financial Advisors and to the creation of products that are designed to solve the needs of our clients.

Attached to this communication, please find a proxy statement asking for your support of the acquisition. Please review the proxy statement as it contains important information. We would very much appreciate your time in completing the proxy, and would be happy to answer any questions or concerns you may have about your investments with us or the acquisition.

We are proud of the past 10 years and appreciate the confidence you have placed in us. With this next step, we are excited to offer you our commitment to providing best-in-class investment management and client service. Please feel free to call us with any questions. Thank you for your continued confidence; our commitment to you remains unwavering.

Best regards,

David B. Perkins
CEO, Hatteras Funds Group

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

December 18, 2013

Dear Shareholder:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the Hatteras Alpha Hedged Strategies Fund (the "Alpha Fund"), the Hatteras Hedged Strategies Fund (the "Hedged Strategies Fund"), the Hatteras Long/Short Debt Fund (the "Long/Short Debt Fund"), the Hatteras Long/Short Equity Fund (the "Long/Short Equity Fund") and the Hatteras Managed Futures Strategies Fund (the "Managed Futures Fund") (each a "Fund" and collectively, the "Funds"), each a series of Hatteras Alternative Mutual Funds Trust (the "Trust"), will be held on January 21, 2014, at 10:00 a.m., Eastern Time, at 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615 to consider and vote on certain proposals, described below. In addition, the series of the Underlying Funds Trust (the "Underlying Funds" of the "UFT") are holding a special meeting on January 21, 2014 at 10:30 a.m. (the "UFT Special Meeting"). As shareholders of the Underlying Funds, each Fund will vote its shares of the Underlying Funds on the proposals presented at the UFT Special Meeting (each, a "UFT Proposal" and, together, the "UFT Proposals"). Therefore, each Fund is also seeking voting instructions from the Fund's shareholders ("Shareholders") regarding the UFT Proposals. In all, the Special Meeting is being held to consider and vote on the following proposals (the "Proposals"):

•  Proposal 1: To elect seven nominees to the Trust's Board of Trustees (the "Board") and to provide voting instructions regarding the UFT Proposal to elect seven nominees to UFT's Board of Trustees;

•  Proposal 2: To approve the investment advisory agreement attached hereto as Appendix A between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Alpha Fund;

•  Proposal 3: To approve the investment advisory agreement attached hereto as Appendix A between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Hedged Strategies Fund;

•  Proposal 4: To approve the investment advisory agreement attached hereto as Appendix A between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Long/Short Debt Fund;

•  Proposal 5: To approve the investment advisory agreement attached hereto as Appendix A between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Long/Short Equity Fund;

•  Proposal 6: To approve the investment advisory agreement attached hereto as Appendix A between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Managed Futures Fund;

•  Proposal 7: To provide voting instructions from the Alpha Fund and the Hedged Strategies Fund regarding the UFT Proposal to approve the investment advisory agreement attached hereto as Appendix B between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Event Driven Underlying Fund;

•  Proposal 8: To provide voting instructions from the Alpha Fund and the Managed Futures Fund regarding the UFT Proposal to approve the investment advisory agreement attached hereto as Appendix B between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Managed Futures Underlying Fund;

•  Proposal 9: To provide voting instructions from the Alpha Fund and the Hedged Strategies Fund regarding the UFT Proposal to approve the investment advisory agreement attached hereto as Appendix B between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Market Neutral Underlying Fund;

•  Proposal 10: To provide voting instructions from the Alpha Fund, the Hedged Strategies Fund and the Long/Short Equity Fund regarding the UFT Proposal to approve the investment advisory agreement attached hereto as Appendix B between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Long/Short Equity Underlying Fund;

•  Proposal 11: To provide voting instructions from the Alpha Fund, the Hedged Strategies Fund and the Long/Short Debt Fund regarding the UFT Proposal to approve the investment advisory agreement attached hereto as Appendix B between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Relative Value Long/Short Debt Underlying Fund;

•  Proposal 12: To approve, on behalf of the class A of the Alpha Fund, the distribution plan under Rule 12b-1 attached hereto as Appendix C applicable to that class;

•  Proposal 13: To approve, on behalf of the class A of the Long/Short Debt Fund, the distribution plan under Rule 12b-1 attached hereto as Appendix C applicable to that class;

•  Proposal 14: To approve, on behalf of the class A of the Long/Short Equity Fund, the distribution plan under Rule 12b-1 attached hereto as Appendix C applicable to that class;

•  Proposal 15: To approve, on behalf of the class A of the Managed Futures Fund, the distribution plan under Rule 12b-1 attached hereto as Appendix C applicable to that class;

•  Proposal 16: To approve, on behalf of the class C of the Alpha Fund, the distribution plan under Rule 12b-1 attached hereto as Appendix C applicable to that class; and

•  Proposal 17: To approve, on behalf of the class C of the Long/Short Debt Fund, the distribution plan under Rule 12b-1 attached hereto as Appendix C applicable to that class.

Shareholders of record of the Funds at the close of business on November 22, 2013 are entitled to notice of, and to vote on, the Proposals at the Special Meeting or any adjournment thereof.

The question and answer section that begins on the front cover of the enclosed Proxy Statement provides important information about the Proposals. The Proxy Statement itself provides greater detail about the Proposals and their effects on the Funds. The Board recommends that you read the enclosed materials carefully and vote on each of the Proposals.

You may choose one of the following options to vote:

•  Mail: Complete and return the enclosed proxy/voting instruction card.

•  Internet: Access the website shown on your proxy/voting instruction card and follow the online instructions.

•  Telephone (automated service): Call the toll-free number shown on your proxy/voting instruction card and follow the recorded instructions.

•  In person: Attend the Special Meeting on January 21, 2014.

Your vote is very important to us. Whichever method you choose, please be sure to cast your vote on the Proposals, including providing your voting instructions on the UFT Proposals, as soon as possible. Even if you plan to attend the Special Meeting in person, you can vote in advance using one of the other methods.

If we do not hear from you in advance of the Special Meeting, we may contact you for your vote. Thank you for your response and for your continued investment with the Funds.

Respectfully,

David B. Perkins
President and Trustee
Hatteras Alternative Mutual Funds Trust

IMPORTANT INFORMATION

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting the Hatteras Alpha Hedged Strategies Fund, the Hatteras Hedged Strategies Fund, the Hatteras Long/Short Debt Fund, the Hatteras Long/Short Equity Fund and the Hatteras Managed Futures Strategies Fund (each a "Fund" and collectively, the "Funds"), each a series of Hatteras Alternative Mutual Funds Trust (the "Trust") that require a vote.

Questions & Answers

Q.  Why am I receiving this Proxy Statement?

A.  On October 1, 2013, RCS Capital Corporation (the "Company"), a publicly traded Delaware holding company formed to operate and grow businesses focused on the retail direct investment industry, and Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC (the "Purchaser"), a newly formed wholly-owned subsidiary of RCS Advisory Services, LLC, which is an operating subsidiary of the Company, entered into an asset purchase agreement (the "Purchase Agreement") with certain principals of the Hatteras Funds Group (defined below), Hatteras Investment Partners LLC, Hatteras Investment Management LLC, Hatteras Capital Investment Management, LLC, Hatteras Alternative Mutual Funds LLC ("HAMF"), and Hatteras Capital Investment Partners, LLC (each, a "Hatteras Seller," and, collectively, the "Hatteras Sellers"), and David Perkins, as the sellers' representative. Pursuant to the terms of the Purchase Agreement, Purchaser will purchase from the Hatteras Sellers and the Hatteras Sellers will sell to the Purchaser, substantially all the assets related to the business and operations of the Hatteras Sellers and their respective subsidiaries (collectively, the "Hatteras Funds Group"), the Purchaser will assume certain liabilities of such parties and the Company will guarantee certain obligations of the Purchaser (the "Purchase").

When consummated, the Purchase will result in an "assignment" within the meaning of the Investment Company Act of 1940 (the "1940 Act") of (i) the existing investment advisory agreement between HAMF and the Trust regarding the Funds (the "HAMF-Trust Agreement"), and (ii) the existing investment advisory agreement between HAMF and the Underlying Funds Trust (the "UFT") regarding the series (the "Underlying Funds") of the UFT in which the Funds invest substantially all of their assets (the "HAMF-UFT Agreement" and, together with the HAMF-Trust Agreement, the "Earlier Agreements"). An investment advisory agreement automatically terminates upon its assignment pursuant to certain provisions of the 1940 Act. Consequently, to facilitate management of the Funds and the Underlying Funds, the Trust's Board of Trustees (the "Board") seeks (i) approval, as described in Proposals 2 through 6, of a new investment advisory agreement between the Purchaser and the Trust on behalf of the Funds (the "Advisory Agreement"), and (ii) to obtain voting instructions, as described in Proposals 7 through 11, necessary to set in place a new investment advisory agreement between the Purchaser and the UFT on behalf of the Underlying Funds (the "UFT Advisory Agreement" and, together with the Advisory Agreement, the "Agreements"), each effective as of the date of the Earlier Agreements' termination.

The Purchase is expected to be consummated in the first quarter of 2014, but is subject to various conditions, including the approval of the Agreements. In connection with the Purchase, the shareholders of each Fund within the Trust are to approve a new distribution plan under Rule 12b-1 applicable to Class A shares and Class C shares of the Funds (the "Distribution Plan") as described in Proposals 12-17, and are to approve an individual recommended by the Purchaser is to be elected to the Board and the UFT's Board of Trustees (the "UFT Board") (the Purchaser recommends Peter M. Budko for such election), as described in Proposal 1. Consequently, the Board recommends approval of Proposals 2 through 6 to set in place the Advisory Agreement; is seeking to obtain voting instructions, as described in Proposals 7 through 11, regarding the UFT Advisory Agreement; recommends approval of Proposals 12 through 17 to set in place the Distribution Plan; and is seeking, as described in Proposal 1, approval to elect seven nominees, consisting of six existing Trustees and Peter M. Budko, to the Board and to obtain voting instructions regarding the UFT Proposal to elect seven nominees, consisting of six existing Trustees and Peter M. Budko, to the UFT Board.

Each Fund will vote its shares of the Underlying Funds for or against the UFT Proposals proportionately to the instructions to vote for or against such matters received from the Fund's shareholders. To the extent that the Fund does not receive voting instructions from its shareholders, the portion of the Fund's shares of the Underlying Funds allocable to such shareholders will be voted in the same proportions as the portion with respect to which the Fund has received voting instructions.

Q.  What will happen if the Funds' shareholders do not approve the Proposals?

A.  Effectiveness of each of the Proposals is conditioned on (i) the consummation of the Purchase, (ii) the approval by the Underlying Funds of all of the UFT Proposals and (iii) the approval by the Funds' shareholders of all of the Proposals. In other words, if one or more Proposals is approved by the Funds' shareholders and one or more Proposals is not, no Proposal shall become effective. If the Funds' shareholders do not approve the Proposals at the Special Meeting, or at a postponement or adjournment thereof, the Purchase will not be consummated. If the Purchase is not consummated for any reason, no Proposal shall become effective. If the Proposals do not become effective, the Board may consider the re-solicitation of proxies/voting instructions and may consider alternatives to the Proposals as it deems appropriate and in the best interests of the Funds.

Q.  How will the Agreements affect the Funds?

A.  The Funds and their investment objectives and policies will not change as a result of the Agreements. The value of your investment will not change. The Advisory Agreement contains substantially similar terms and conditions as the HAMF-Trust Agreement and the UFT Advisory Agreement contains substantially similar terms and conditions as the HAMF-UFT Agreement. The Agreements are discussed in more detail in the enclosed Proxy Statement.

Q.  Will the investment management fee paid by the Funds be the same upon approval of the Agreements?

A.  Yes. The investment management fee rate applicable to the Funds under the Advisory Agreement and the investment management fee rate applicable to the Underlying Funds and indirectly borne by the Funds under the UFT Advisory Agreement will be the same as such investment management fee rates applicable to the Funds or borne indirectly by the Funds under the Earlier Agreements.

Q.  Who are the nominees for election as Trustees?

A.  Standing for election to the Board and the UFT Board are six current Trustees: David B. Perkins, H. Alexander Holmes, Steve E. Moss, Gregory S. Sellers, Joseph Breslin and Thomas Mann. An additional nominee, Peter M. Budko, is also standing for election to the Board and the UFT Board. Information about each of the nominees is set forth in the Proxy Statement.

Q.  How many of the nominees will be Independent Trustees if elected?

A.  Five of the seven nominees will be Independent Trustees (i.e., Trustees that are not "interested persons" of the Funds as that term is defined in the 1940 Act) if elected. Independent Trustees have no affiliation with the Funds, apart from any personal investments they choose to make in the Funds as private individuals. Independent Trustees play a critical role in overseeing the Funds' operations and representing the interests of shareholders.

Mr. Perkins and Mr. Budko would each be considered an "interested person" of the Funds, as that term is defined in the 1940 Act, and each is referred to as an "Interested Trustee." Each of Mr. Perkins and Mr. Budko would be an "Interested Trustee" of the Funds by virtue of his position with the Purchaser.

Q.  How long will each Trustee serve?

A.  Each incumbent Trustee and, if elected, the additional nominee may serve on the Board or the UFT Board until he is removed, resigns or is subject to various disabling events such as death or incapacity. A Trustee may resign by an instrument in writing signed by him and delivered to the other Trustees, and such resignation shall be effective upon such delivery or at any later date according to the terms of the instrument. A Trustee may be removed by a vote of 2/3 of the Board members not subject to the removal vote.

Q.  How does the Board recommend that I vote?

A.  The Board, including all of the Independent Trustees, recommends that you vote FOR the Advisory Agreement as described in Proposals 2 through 6. The Board is seeking your voting instructions as described in Proposals 7 through 11 without issuing a recommendation. The UFT Board, including all of the "UFT Board Independent Trustees" (i.e., members of the UFT Board that are not "interested persons" of the Underlying Funds as that term is defined in the 1940 Act) recommends that the Underlying Funds' shareholders vote FOR the UFT Advisory Agreement presented in Proposals 7 through 11. The Board, including all of the Independent Trustees, recommends that you vote FOR each of Proposals 12 through 17 and Proposal 1, relating to the Distribution Plan and the election of Trustees, respectively. The reasons for their recommendations are discussed in more detail in the enclosed Proxy Statement.

Q.  Will the Funds pay for the proxy/voting instruction solicitation and related legal costs?

A.  The Funds will bear the proxy/voting instruction solicitation and related costs, which are anticipated to be equal to approximately $125,300.

Q.  When and where will the Special Meeting be held?

A.  The Special Meeting will be held at 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615 on January 21, 2014, at 9:00 a.m.

Q.  Do I have to attend the Special Meeting in order to vote?

A.  No. You may mail in the enclosed proxy/voting instruction card or use the telephone or internet procedures for voting, as set forth below.

Q.  How can I vote?

A.  You may choose from one of the following options, as described in more detail on the enclosed proxy/voting instruction card:

•  Mail: Complete and return the enclosed proxy/voting instruction card.

•  Internet: Access the website shown on your proxy/voting instruction card and follow the online instructions.

•  Telephone (automated service): Call the toll-free number shown on your proxy/voting instruction card and follow the recorded instructions.

•  In person: Attend the Special Meeting on January 21, 2014.

Q.  Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A.  Please contact AST Fund Solutions, LLC at 1-800-591-8238.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

8540 Colonnade Center Drive
Raleigh, North Carolina 27615

PROXY STATEMENT

Special Meeting of Shareholders
to be Held on January 21, 2014

This Proxy Statement is solicited by the Board of Trustees of the Hatteras Alternative Mutual Funds Trust (the "Board" of the "Trust") for voting at a special meeting (the "Special Meeting" or the "Meeting") of shareholders of the Hatteras Alpha Hedged Strategies Fund (the "Alpha Fund"), the Hatteras Hedged Strategies Fund (the "Hedged Strategies Fund"), the Hatteras Long/Short Debt Fund (the " Long/Short Debt Fund"), the Hatteras Long/Short Equity Fund (the "Long/Short Equity Fund") and the Hatteras Managed Futures Strategies Fund (the "Managed Futures Fund") (each a "Fund" and collectively, the "Funds"), each a series of the Trust, to be held on January 21, 2014 at 10:00 a.m., at 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust. The Funds invest substantially all of their assets in series ("Underlying Funds") of the Underlying Funds Trust (the "UFT"), which is also a Delaware statutory trust registered under the 1940 Act.

This Proxy Statement and the enclosed proxy/voting instruction card are expected to be distributed to the Funds' shareholders ("Shareholders") on or about December 18, 2013. The solicitation of proxies/voting instructions will occur principally by mail, but proxies/voting instructions may also be solicited by telephone, facsimile, Internet or personal interview. A copy of the Proxy Statement is available on the website of the Funds' current investment adviser, Hatteras Alternative Mutual Funds, LLC ("HAMF"), at hatterasfunds.com/literature.

The cost of preparing, printing and mailing the enclosed proxy/voting instruction card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies/voting instructions, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Funds. AST Fund Solutions, LLC has been retained to solicit proxies/voting instructions in connection with the Special Meeting. Costs associated with soliciting proxies/voting instructions are expected to total $125,300 for the Funds. In addition to the solicitation by mail, certain officers and representatives of the Funds, officers and employees of HAMF and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies/voting instructions by telephone, facsimile, letter or other electronic means.

The Meeting is being held to consider and vote on certain proposals, described below. In addition, the Underlying Funds are holding a special meeting on January 21, 2014 at 10:30 a.m. (the "UFT Special Meeting"). As shareholders of the Underlying Funds, each Fund will vote its shares of the Underlying Funds on the proposals presented at the UFT Special Meeting (each, a "UFT Proposal" and, together, the "UFT Proposals"). Therefore, each Fund is also seeking voting instructions from Shareholders regarding the UFT Proposals. In all, the Special Meeting is being held to consider and vote on the following proposals (the "Proposals"):

•  Proposal 1: To elect seven nominees to the Trust's Board of Trustees (the "Board") and to provide voting instructions regarding the UFT Proposal to elect seven nominees to UFT's Board of Trustees;

•  Proposal 2: To approve the investment advisory agreement attached hereto as Appendix A between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Alpha Fund;

•  Proposal 3: To approve the investment advisory agreement attached hereto as Appendix A between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Hedged Strategies Fund;

•  Proposal 4: To approve the investment advisory agreement attached hereto as Appendix A between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Long/Short Debt Fund;

•  Proposal 5: To approve the investment advisory agreement attached hereto as Appendix A between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Long/Short Equity Fund;

•  Proposal 6: To approve the investment advisory agreement attached hereto as Appendix A between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Managed Futures Fund;

•  Proposal 7: To provide voting instructions from the Alpha Fund and the Hedged Strategies Fund regarding the UFT Proposal to approve the investment advisory agreement attached hereto as Appendix B between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Event Driven Underlying Fund;

•  Proposal 8: To provide voting instructions from the Alpha Fund and the Managed Futures Fund regarding the UFT Proposal to approve the investment advisory agreement attached hereto as Appendix B between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Managed Futures Underlying Fund;

•  Proposal 9: To provide voting instructions from the Alpha Fund and the Hedged Strategies Fund regarding the UFT Proposal to approve the investment advisory agreement attached hereto as Appendix B between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Market Neutral Underlying Fund;

•  Proposal 10: To provide voting instructions from the Alpha Fund, the Hedged Strategies Fund and the Long/Short Equity Fund regarding the UFT Proposal to approve the investment advisory agreement attached hereto as Appendix B between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Long/Short Equity Underlying Fund;

•  Proposal 11: To provide voting instructions from the Alpha Fund, the Hedged Strategies Fund and the Long/Short Debt Fund regarding the UFT Proposal to approve the investment advisory agreement attached hereto as Appendix B between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Relative Value Long/Short Debt Underlying Fund;

•  Proposal 12: To approve, on behalf of the class A of the Alpha Fund, the distribution plan under Rule 12b-1 attached hereto as Appendix C applicable to that class;

•  Proposal 13: To approve, on behalf of the class A of the Long/Short Debt Fund, the distribution plan under Rule 12b-1 attached hereto as Appendix C applicable to that class;

•  Proposal 14: To approve, on behalf of the class A of the Long/Short Equity Fund, the distribution plan under Rule 12b-1 attached hereto as Appendix C applicable to that class;

•  Proposal 15: To approve, on behalf of the class A of the Managed Futures Fund, the distribution plan under Rule 12b-1 attached hereto as Appendix C applicable to that class;

•  Proposal 16: To approve, on behalf of the class C of the Alpha Fund, the distribution plan under Rule 12b-1 attached hereto as Appendix C applicable to that class; and

•  Proposal 17: To approve, on behalf of the class C of the Long/Short Debt Fund, the distribution plan under Rule 12b-1 attached hereto as Appendix C applicable to that class.

Transaction of such other business as may properly come before the Meeting and any postponements or adjournments thereof may also be considered.

A proxy/voting instruction card is enclosed with respect to the shares you own in the Fund. If you return a properly executed proxy/voting instruction card, the investment represented by it will be voted at the Meeting in accordance with the included instructions.

A Shareholder is entitled to a number of votes equal to the number of shares they own as of a record date, November 22, 2013 (the "Record Date"). HAMF will determine as of the record date the number of votes that each Shareholder will be entitled to cast at the Meeting, or at any adjournment or postponement thereof, and will maintain a list setting out the name of each Shareholder and the number of votes that each Shareholder will be entitled to cast at the Meeting, or at any adjournment or postponement thereof. If you do not expect to be present at the Meeting and wish to vote, please complete the enclosed proxy/voting instruction card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy/voting instruction card.

Each Fund will vote its Underlying Fund interests for or against the UFT Proposals on which its vote is sought proportionately to the instructions to vote for or against such matters received from its Shareholders. To the extent that the Fund does not receive voting instructions from its Shareholders, the portion of the Fund's Underlying Fund interests allocable to such Shareholders will be voted in the same proportions as the portion with respect to which it has received voting instructions.

Any Shareholder giving a proxy/voting instruction card may revoke it at any time before it is exercised by submitting to the Funds a written notice of revocation, by the execution of a later-dated proxy/voting instruction card, or by attending the Meeting and voting in person.

The presence in person or by proxy/voting instruction card of Shareholders holding a majority of the total number of votes eligible to be cast by all Shareholders as of the Record Date constitutes a quorum. Votes cast by proxy/voting instruction card or in person at the Special Meeting will be counted by persons appointed by the Fund as inspectors of election for the Special Meeting. The inspectors will count the total number of votes cast "FOR" approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxy/voting instruction cards that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees (i) as to which instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) who do not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of the Trustees, neither abstentions nor broker non-votes have an effect on the outcome of the Proposal relating thereto. With respect to any other Proposal, abstentions and broker non-votes have the effect of a negative vote.

If sufficient votes in favor of any of the Proposals set forth in this Proxy Statement are not received by the time scheduled for the Special Meeting, or if a quorum is not present or represented at the Special Meeting, the persons named as proxies may propose postponements or adjournments of the Special Meeting for a reasonable period or periods of time to permit further solicitation of proxy/voting instruction cards. In addition, the persons named as proxies may propose one or more postponements or adjournments if they determine such action to be advisable. Any adjournment will require the affirmative vote of a majority of the votes entitled to be cast on the question in person or by proxy/voting instruction card at the session of the Special Meeting to be adjourned. In the event of an adjournment, no additional notice is required. With respect to any Proposal, the persons named as proxies will vote in favor of adjournment those proxy/voting instruction cards at the Special Meeting that they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxy/voting instruction cards required to be voted against the Proposal. The Funds pay the costs of any additional solicitation and of any adjourned session. Any Proposals for which sufficient favorable votes have been received by the time of the Special Meeting may be acted upon and considered final regardless of whether the Special Meeting is adjourned with respect to any other Proposal.

The affirmative vote of a plurality of the votes cast is necessary to elect the Board. There is no cumulative voting in the election of Trustees. For the purposes of the election of Trustees, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required. The approval of each of the Advisory Agreements requires the affirmative vote of "a majority of the outstanding voting securities" of the applicable Funds, which is defined in the 1940 Act, to mean the vote (i) of 67 percent or more of the shares present at the Special Meeting, if the holders of more than 50 percent of the shares of the applicable funds outstanding as of the Record Date are present or represented by proxy/voting instruction card, or (ii) of more than 50 shares of the applicable funds outstanding as of the Record Date, whichever is less.

The cost of preparing, printing and mailing the enclosed proxy/voting instruction card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies/voting instructions, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Funds. It is anticipated that the Funds will bear proxy solicitation and related costs equal to approximately $125,300.

For a free copy of the Funds' annual report for the fiscal year ended December 31, 2012 or the Funds' semi-annual report for the six months ended June 30, 2013 call 888.363.2324, visit hatterasfunds.com or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Background regarding the Proposals

On October 1, 2013, RCS Capital Corporation (the "Company"), a publicly traded Delaware holding company formed to operate and grow businesses focused on the retail direct investment industry, and Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC (the "Purchaser"), a newly formed wholly-owned subsidiary of

RCS Advisory Services, LLC, which is an operating subsidiary of the Company, entered into an asset purchase agreement (the "Purchase Agreement") with certain principals of the Hatteras Funds Group (defined below), Hatteras Investment Partners LLC, Hatteras Investment Management LLC, Hatteras Capital Investment Management, LLC, Hatteras Alternative Mutual Funds LLC ("HAMF"), and Hatteras Capital Investment Partners, LLC (each, a "Hatteras Seller," and, collectively, the "Hatteras Sellers"), and David Perkins, as the sellers' representative. Pursuant to the terms of the Purchase Agreement, Purchaser will purchase from the Hatteras Sellers and the Hatteras Sellers will sell to the Purchaser, substantially all the assets related to the business and operations of the Hatteras Sellers and their respective subsidiaries (collectively, the "Hatteras Funds Group"), the Purchaser will assume certain liabilities of such parties and the Company will guarantee certain obligations of the Purchaser (the "Purchase").

When consummated, the Purchase will result in an "assignment" within the meaning of the Investment Company Act of 1940 (the "1940 Act") of (i) the existing investment advisory agreement between HAMF and the Trust regarding the Funds (the "HAMF-Trust Agreement"), and (ii) the existing investment advisory agreement between HAMF and the Underlying Funds Trust (the "UFT") regarding the series (the "Underlying Funds") of the UFT in which the Funds invest substantially all of their assets (the "HAMF-UFT Agreement" and, together with the HAMF-Trust Agreement, the "Earlier Agreements"). An investment advisory agreement automatically terminates upon its assignment pursuant to certain provisions of the 1940 Act. Consequently, to facilitate management of the Funds and the Underlying Funds, the Trust's Board of Trustees (the "Board") seeks (i) approval, as described in Proposals 2 through 6, of a new investment advisory agreement between the Purchaser and the Trust on behalf of the Funds (the "Advisory Agreement"), and (ii) to obtain voting instructions, as described in Proposals 7 through 11, necessary to set in place a new investment advisory agreement between the Purchaser and the UFT on behalf of the Underlying Funds (the "UFT Advisory Agreement" and, together with the Advisory Agreement, the "Agreements"), each effective as of the date of the Earlier Agreements' termination.

The Purchase is expected to be consummated in the first quarter of 2014, but is subject to various conditions, including the approval of the Agreements. In connection with the Purchase, the Trust is to approve, on behalf of the Funds, a new distribution plan under Rule 12b-1 applicable to Class A shares and Class C shares of the Funds (the "Distribution Plan") and is to approve an individual recommended by the Purchaser is to be elected to the Board and the UFT's Board of Trustees (the "UFT Board") (the Purchaser recommends Peter M. Budko for such election). Consequently, the Board recommends approval of Proposals 2 through 6 to set in place the Advisory Agreement; is seeking to obtain voting instructions, as described in Proposals 7 through 11, regarding the UFT Advisory Agreement; recommends approval of Proposals 12 through 17 to set in place the Distribution Plan; and is seeking, as described in Proposal 1, approval to elect seven nominees, consisting of six existing Trustees and Peter M. Budko, to the Board and to obtain voting instructions regarding the UFT Proposal to elect seven nominees, consisting of six existing Trustees and Peter M. Budko, to the UFT Board.

Each Fund will vote its shares of the Underlying Funds for or against the UFT Proposals for which its vote is sought proportionately to the instructions to vote for or against such matters received from the Fund's shareholders. To the extent that the Fund does not receive voting instructions from its shareholders, the portion of the Fund's shares of the Underlying Funds allocable to such shareholders will be voted in the same proportions as the portion with respect to which the Fund has received voting instructions.

Each of these Proposals is discussed in greater detail below.

PROPOSAL 1

ELECTION OF TRUSTEES

The Board recommends that Shareholders vote FOR the approval of the election of seven nominees to the Board and UFT's Board

At the Special Meeting, the Funds' Shareholders will be asked to approve the election of seven nominees to the Trust's Board. In addition, the Funds' Shareholders will be asked to provide voting instructions regarding the UFT Proposal to elect seven nominees to the UFT Board. In connection with the Purchase, an individual recommended by the Purchaser is to be elected to the Board and the UFT Board. The Purchaser has recommended Peter M. Budko for such election to the Board and the UFT Board. The other six nominees are current members of the Board and the UFT Board. Information regarding the background and expertise of each nominee is set forth below.

Nominee Who is a Current Interested Trustee

Name, Date of Birth	Position(s) Held With the Trust	Length of Time Served	Principal Occupation(s) and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**
David B. Perkins* July 18, 1962	President and Trustee	Since 2009	Mr. Perkins is the Chief Executive Officer of Hatteras and its affiliated entities. He founded the firm in September 2003. Prior to that, he was the co-founder and Managing Partner of CapFinancial Partners, LLC.	18

*  Mr. Perkins is deemed to be an "interested" Trustee because of his affiliation with HIP (and would continue to be deemed an "interested" Trustee because of his affiliation with the Purchaser, should the Proposals and UFT Proposals be approved).

**  The "Fund Complex" consists of the Fund, Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., the Master Fund, Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Alternative Mutual Funds Trust (consisting of five funds) and Underlying Funds Trust (consisting of five funds).

Nominees Who are Current Independent Trustees

Name, Date of Birth	Position(s) Held With the Trust	Length of Time Served	Principal Occupation(s) and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Officer
H. Alexander Holmes May 4, 1942	Trustee; Audit Committee Member	Since 2009	Mr. Holmes founded Holmes Advisory Services, LLC, a financial consultation firm, in 1993.	18

Name, Date of Birth	Position(s) Held With the Trust	Length of Time Served	Principal Occupation(s) and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Officer
Steve E. Moss February 18, 1953	Trustee; Audit Committee Member	Since 2009	Mr. Moss is a principal of Holden, Moss, Knott, Clark & Copley, P.A. and has been a member manager of HMKCT Properties, LLC since January 1996.	18
Gregory S. Sellers May 5, 1959	Trustee; Audit Committee Member	Since 2009	Mr. Sellers has been the Chief Financial Officer of Imagemark Business Services, Inc., a strategic communications provider of marketing and print communications solutions, since June 2009. From 2003 to June 2009, Mr. Sellers was the Chief Financial Officer and a director of Kings Plush, Inc., a fabric manufacturer.	18
Joseph E. Breslin November 18, 1953	Chairman of the Board of Trustees	Since 2004	Mr. Breslin is currently a private investor. Mr. Breslin has been a Director of Kinetics Mutual Funds, Inc. (mutual fund) from 2000 to Present (8 portfolios); Trustee, Kinetics Portfolios Trust (mutual fund) from 2000 to Present (8 portfolios). From 2007 to 2009, Mr. Breslin was the Chief Operating Officer of Central Park Credit Holdings, Inc. and prior to that, was the Chief Operating Officer of Aladdin Capital Management LLC, beginning in 2005.	18

Name, Date of Birth	Position(s) Held With the Trust	Length of Time Served	Principal Occupation(s) and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Officer
Thomas Mann February 1, 1950	Trustee	Since 2002	Mr. Mann is currently a private investor. From 2003 until 2012, Mr. Mann was the Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products. Mr. Mann is also a Director of Virtus Global Multi-Sector Income Fund since 2011, Virtus Total Return Fund since 2012, and F-Squared Investments, Inc. since January 2012.	18

Nominee Who is Not Currently a Trustee

Name, Date of Birth	Position(s) Held With the Trust	Length of Time Served	Principal Occupation(s) and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee
Peter M. Budko* February 4, 1960	Board Nominee	N/A

Mr. Budko has been a partner of American Realty Capital, an investment advisory firm, since February 2007 and has been the Chief Executive Officer of BDCA Adviser, an SEC-registered investment adviser, since June 2010. Mr. Budko has also been a Director of ARC Realty Finance Trust, Inc. since January, 2013 and a Director of RCS Capital Corp since February 2013.

N/A

*  Mr. Budko would be deemed to be an "interested" Trustee because of his affiliation with the Purchaser, should the Proposals and UFT Proposals be approved.

NOMINEE EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND/OR SKILLS AND THE BASIS ON WHICH NOMINEES ARE EVALUATED

Each of the Board and UFT Board believes that the significance of each nominee's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single nominee/Trustee, or particular factor, being controlling. The Board and UFT Board determined that each of the nominees is qualified to serve as a Trustee of the Fund and UFT based on a review of the experience, qualifications, attributes and skills of each nominee. In reaching this determination, the Board and the UFT Board have considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, investment managers, other service providers, counsel and the independent registered accounting firm; and willingness and ability to commit the time necessary to perform the duties of a Trustee. In addition, each of the Board and UFT Board has taken into account the actual service and commitment of each incumbent Trustee during his or her tenure (including the Trustee's commitment and participation in board and committee meetings, as well as his current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Each of the Board and UFT Board generally believes that the Board or UFT Board, as applicable, benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of such board, but has not adopted any specific policy in this regard. Each nominee's ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields; educational background and professional training; and experience as a Trustee of the Fund and UFT or other funds in the Fund Complex. Information as of December 31, 2012, indicating the specific experience, skills, attributes and qualifications of each nominee, which led to the Board's and the UFT Board's determination that the nominee should serve in this capacity, is provided below.

David B. Perkins. Mr. Perkins has been a Trustee since 2009. He is founder, President and Chairman of the Board for other funds in the Fund Complex. Mr. Perkins is also the Chief Executive Officer of the adviser entities in the Funds Complex ("Hatteras Funds") and founded Hatteras Funds and affiliated entities in September 2003. Mr. Perkins has over 20 years of experience in investment management consulting and institutional and private client relations and offers proven experience building, operating and leading client-focused businesses.

Joseph E. Breslin. Mr. Breslin has been a Trustee since 2004 and previously served as an Advisory Board Member since November 2012. He has 25 years of investment management experience and has held positions as the chief operating officer of a financial services company and an investment management company. He currently serves as a director and trustee of other unrelated mutual funds and has held such positions since 2000.

H. Alexander Holmes. Mr. Holmes has been a Trustee since 2009. He has degrees in law and accounting and spent 25 years in the tax practice of a nationally recognized accounting firm and was a managing partner of one of its offices. He has over 40 years of experience as a tax professional and estate planning consultant and has served on the boards and audit committees of several public companies. He is a retired certified public accountant and the founder of a tax and financial consulting firm advising family businesses and high net worth individuals.

Thomas Mann. Mr. Mann has been a Trustee since 2002 and previously served as an Advisory Board Member since November 2012. He has 40 years of asset management and banking experience and is currently a private investor. He is a former managing director of an investment bank.

Steve E. Moss. Mr. Moss has been a Trustee since 2009. He has over 30 years of public accounting experience advising businesses and high net worth individuals. He is a certified public accountant and is currently a principal of an accounting firm and a manager of a real estate investment partnership.

Gregory S. Sellers. Mr. Sellers has been a Trustee since 2009. He has over 25 years of experience in finance, including public accounting, and has held positions in private companies as a chief financial officer and vice president of finance. He is currently the chief financial officer of a marketing and print communications solutions company.

Peter M. Budko. Mr. Budko has over 20 years of experience in capital markets and investment banking. He is currently a partner of an investment advisory firm and the Chief Executive Officer of an SEC-registered investment adviser. He also serves as a director of other entities unaffiliated with the Fund Complex.

Compensation

Each Trustee who is not affiliated with the Trust, Underlying Funds Trust or the Funds' investment adviser receives an annual retainer in the amount of $32,000 per year, as well as reimbursement for any reasonable expenses incurred attending the meetings. "Interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received for the fiscal year ended December 31, 2012. Currently, the Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees[2]
Joseph Breslin	$32,000	$0	$0	$52,833
Robert Anderson[3]	$20,000	$0	$0	$20,000
Joy Montgomery Rocklin[4]	$20,000	$0	$0	$20,000
Thomas Mann	$32,000	$0	$0	$52,833
H. Alexander Holmes	$32,000	$0	$0	$77,833
Steve E. Moss	$32,000	$0	$0	$77,833
Gregory S. Sellers	$32,000	$0	$0	$76,583
Daniel K. Wilson[5]	$29,000	$0	$0	$74,833
David Perkins	$0	$0	$0	$0

1  Trustee compensation is not a direct expense of the Trust because it is paid by the Funds' investment adviser from the operating services fee it collects from the Trust.

2  Fund Complex includes (i) the Trust (consisting of five funds), (ii) the Underlying Funds Trust (consisting of five funds), the investment adviser for each of which is Hatteras Alternative Mutual Funds, LLC, (iii) Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund II, LLC and Hatteras VC Co-Investment Fund II, LLC, the investment adviser for which is Hatteras Capital Investment Management, LLC, an affiliate of Hatteras Alternative Mutual Funds, and (iv) Hatteras Core Alternatives TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P., the investment adviser for which is Hatteras Investment Partners LLC, an affiliate of Hatteras Alternative Mutual Funds. The Trustees received their total compensation from the operating services fees paid by the Fund Complex to the Funds' investment adviser with regard to items (i) and (ii) and directly from the funds with regard to items (iii) and (iv).

3  Mr. Anderson resigned from the Trust effective February 17, 2012.

4  Ms. Montgomery Rocklin resigned from the Trust effective February 17, 2012.

5  Effective April 1, 2012, Mr. Wilson was appointed as an Independent Trustee. Mr. Wilson is not a current nominee.

The Board of Trustees believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board's effectiveness. The Board determined that each of the Trustees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes and skills of each Trustee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, the Funds' investment adviser, other service providers, counsel and the independent registered accounting firm ("independent auditors"); and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee's ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Trustee of the Trust or other trusts in the Fund Complex.

Board Composition and Leadership Structure

The Board of Trustees consists of seven individuals, six of whom are Independent Trustees. The Chairman of the Board of Trustees, Mr. Joseph E. Breslin, is an Independent Trustee and serves as liaison for communications between the Trustees and the Trust's management and service providers.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Funds' investment adviser and other service providers with respect to services provided to the Trust, potential conflicts of interest that could arise from these relationships and other risks that the Trust may face. The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board's oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee's talents to bear in overseeing the Trust's operations is important, in light of the size and complexity of the Trust and the risks that the Trust faces. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Trust, and the environment in which the Trust operates, changes.

Board of Trustees' Role in Risk Oversight of the Trust

The Board oversees risk management for the Trust directly and, as to certain matters, through its committees. The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Trust' senior officers (including the Trust's President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of the Funds' investment adviser, the Trust's independent auditors, legal counsel and personnel from the Trust's other service providers. The Board has adopted, on behalf of the Trust, and periodically reviews with the assistance of the Trust's Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Trust's activities. In addition, the Funds' investment adviser and the Trust's other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Trust's activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

Board Committees

Audit Committee

The members of the Audit Committee of the Board of Trustees are Messrs. Breslin, Mann, Holmes, Sellers, Wilson and Moss, each an Independent Trustee. Mr. Moss is the chairperson of the Audit Committee. The Audit Committee oversees the Fund's financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent registered public accountants and plans to meet at least once annually. The Audit Committee met three times during the last fiscal year.

The members of the Audit Committee are also responsible for compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by the issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the issuer attorneys). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence to a member of the Audit Committee as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities).

Nominating Committee

The members of the Nominating Committee of the Board of Trustees are Messrs. Breslin, Mann, Holmes, Moss, Sellers and Wilson, each an Independent Trustee. Mr. Sellers is the chairperson of the Nominating Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating Committee does not consider nominees recommended by shareholders for vacancies on the Board. The Nominating Committee met once during the last fiscal year.

Valuation Committee

The members of the Valuation Committee of the Board of Trustees are Messrs. Breslin, Mann, Holmes, Sellers, Wilson and Moss, each an Independent Trustee, and Mr. Baker and Ms. Hughes, each of the Funds' investment adviser. Mr. Mann is the chairperson of the Valuation Committee. The Valuation Committee is responsible for monitoring the valuation of portfolio securities and other investments, and, as required by the Trust's valuation policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors. The Valuation Committee met four times during the last fiscal year.

Management Ownership

As of March 31, 2013, the officers and Trustees, as a group, owned less than 1% of any class of the Funds' outstanding shares. The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds as of the calendar year ended December 31, 2012.

Name of Person/Position	Dollar Range of Equity Securities owned of Alpha	Dollar Range of Equity Securities owned of Long/Short Equity	Dollar Range of Equity Securities owned of Long/Short Debt	Dollar Range of Equity Securities owned of Hedged Strategies	Dollar Range of Equity Securities owned of Managed Futures	Aggregate Dollar Range of Equity Securities Beneficially Owned in Family of Investment Companies*
Joseph Breslin	$10,001- $50,000	None	None	None	None	$10,001- $50,000
Thomas Mann	$10,001- $50,000	None	None	None	None	$10,001- $50,000
H. Alexander Holmes	$10,001- $50,000	None	None	None	None	$10,001- $50,000
Steve E. Moss	None	None	None	None	None	None
Gregory S. Sellers	None	None	None	None	None	None
Daniel K. Wilson**	None	None	None	None	None	None
David Perkins	$50,001- $100,000	More than $100,000	More than $100,000	$50,001- $100,000	None	More than $100,000

*  The Family of Investment Companies includes each series of the Hatteras Alternative Mutual Funds Trust and Underlying Funds Trust.

**  Mr. Wilson is not a current nominee.

As of December 31, 2012, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in the Funds' investment adviser, the Fund's principal underwriter, or an affiliate of the Funds' investment adviser or principal underwriter. Accordingly, neither the Independent Trustees nor members of their immediate family have direct or indirect interest, the value of which exceeds $120,000, in the Funds' investment adviser, the Fund's principal underwriter or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Funds' investment adviser, the Fund's principal underwriter or any affiliate thereof was a party.

Based on all of the foregoing, the Board recommends that Shareholders vote FOR Proposal 1.

PROPOSAL 2

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN SCOTLAND ACQUISITION, LLC D/B/A HATTERAS FUNDS, LLC AND THE TRUST, ON BEHALF OF THE ALPHA FUND

PROPOSAL 3

TO APPROVE THE INVESTMENT ADVISORY AGREEMENT ATTACHED HERETO AS APPENDIX A BETWEEN SCOTLAND ACQUISITION, LLC D/B/A HATTERAS FUNDS, LLC AND THE TRUST, ON BEHALF OF THE HEDGED STRATEGIES FUND

PROPOSAL 4

TO APPROVE THE INVESTMENT ADVISORY AGREEMENT ATTACHED HERETO AS APPENDIX A BETWEEN SCOTLAND ACQUISITION, LLC D/B/A HATTERAS FUNDS, LLC AND THE TRUST, ON BEHALF OF THE LONG/SHORT DEBT FUND

PROPOSAL 5

TO APPROVE THE INVESTMENT ADVISORY AGREEMENT ATTACHED HERETO AS APPENDIX A BETWEEN SCOTLAND ACQUISITION, LLC D/B/A HATTERAS FUNDS, LLC AND THE TRUST, ON BEHALF OF THE LONG/SHORT EQUITY FUND

PROPOSAL 6

TO APPROVE THE INVESTMENT ADVISORY AGREEMENT ATTACHED HERETO AS APPENDIX A BETWEEN SCOTLAND ACQUISITION, LLC D/B/A HATTERAS FUNDS, LLC AND THE TRUST, ON BEHALF OF THE MANAGED FUTURES FUND

The Board recommends that Shareholders vote FOR the Advisory Agreement between the Purchaser and the Trust, on behalf of the Funds.

At the Special Meeting, Shareholders will be asked to approve the Advisory Agreement between the Purchaser (the "Adviser") and the Trust, on behalf of the Funds, as described in Proposals 2 through 6 above. The Advisory Agreement contains substantially similar terms and conditions as the existing HAMF-Trust Agreement. The form of the Advisory Agreement is attached hereto as Appendix A. The Board recommends approval of the Advisory Agreement to replace the HAMF-Trust Agreement, which, pursuant to the 1940 Act, will automatically terminate upon its assignment as part of the consummation of the Purchase.

If Shareholders do not approve Proposals 2 through 6, the Purchase will not be consummated. The Trust's Board may re-solicit proxies, and may consider alternatives to the Purchase as it deems appropriate and in the best interests of the Funds, including the possible liquidation of the Funds.

HAMF and the HAMF Agreement

HAMF currently provides day-to-day investment management services to the Funds pursuant to the HAMF-Trust Agreement. HAMF is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940 (the "Advisers Act"). As of December 31, 2012, approximately $1.9 billion of assets were under the management of HAMF and its affiliates. HAMF's principal place of business is located at 8540 Colonnade Center Dr., Suite 401, Raleigh, NC 27615, Telephone (888) 363-2324, Facsimile (816) 860-3138.

Under the HAMF-Trust Agreement, HAMF is entitled to receive an annual fee rate of 0.25% of the average daily net assets of the Hatteras Alpha Hedged Strategies Fund, 0.25% of the average daily net assets of the Hatteras Hedged Strategies Fund and 0.00% of the average daily net assets of each of the Hatteras Long / Short Equity Fund, the Hatteras Long / Short Debt Fund and the Hatteras Managed Futures Strategies Fund. HAMF is also compensated indirectly by the Funds as the Funds pay their proportionate share of fees payable from the Underlying Funds to HAMF.

After fee waivers and expense reimbursements, for the fiscal year ended December 31, 2012 HAMF received $1,325,237 pursuant to the HAMF-Trust Agreement. HAMF also receives a management fee from the UFT, which totaled $11,313,892 for the fiscal year ended December 31, 2012, and an operating services fee from the UFT, which totaled $1,616,240 for the fiscal year ended December 31, 2012.

The Adviser and the Advisory Agreement

If Proposals 2 through 6 are approved, the Adviser will assume HAMF's role in providing day-to-day investment management services to the Funds. The Adviser is a newly-formed Delaware limited liability company.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of the Adviser as of the consummation of the Purchase. Each individual's address will be 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615.

Name	Principal Occupation with Adviser
David B. Perkins	Chief Executive Officer
Robert L. Worthington	President
J. Michael Fields	Chief Operating Officer
R. Lance Baker	Chief Financial Officer
Andrew P. Chica	Chief Compliance Officer
Robert J. Murphy	Chief Investment Officer

There were no brokerage commissions paid by the Fund to affiliated brokers of the Adviser for the fiscal year ended December 31, 2012.

A copy of the Advisory Agreement is attached hereto as Appendix A. The following description is only a summary. You should refer to Appendix A for the Advisory Agreement, and the description set forth in this Proxy Statement of the Advisory Agreement is qualified in its entirety by reference to Appendix A.

Advisory Services. Similar to HAMF's services under the HAMF-Trust Agreement, under the Advisory Agreement, subject to the supervision and direction of the Board, the Adviser will, either directly or by identifying and supervising suitable Sub-Advisors (a) act in strict conformity with the Trust's Declaration of Trust, the 1940 Act and the Advisers Act, (b) manage each Fund's portfolio and furnish a continual investment program for the Funds through a fund-of-funds structure in which the assets of each Fund are invested in one or more series of the UFT in accordance with each Fund's investment objective and policies as described in the Funds' Prospectus, (c) make investment decisions for the Funds, (d) provide the Funds with investment research and statistical data, advice and supervision, data processing and clerical services, (e) provide the Funds with office facilities which may be the Adviser's own offices, (f) determine what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds, and allocate assets of the Funds to separate sub-accounts of the approved Sub-Advisors, and determine what portion of the Funds' assets shall be held uninvested, (g) review asset allocations and investment policies with the Board every quarter, and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Funds. In addition, the Adviser will furnish the Trust with whatever statistical information the Board may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing. The Adviser will keep the Trust informed of developments materially affecting each Fund's portfolio, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

Brokerage. The Advisory Agreement provides that, in connection with purchases or sales of portfolio securities for the account of the Funds, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of portfolio securities for each Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Funds the most favorable execution and net price available and will consider all factors it deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

The Adviser will have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Funds' Trustees from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion. The aforementioned provisions relating to brokerage are substantially similar to the provisions of the HAMF-Trust Agreement relating to the same.

Advisory Fees. The Advisory Agreement contains a fee structure identical to that of the HAMF-Trust Agreement. The Adviser is entitled to receive an annual fee rate of 0.25% of the average daily net assets of the Alpha Fund, 0.25% of the average daily net assets of the Hedged Strategies Fund and 0.00% of the average daily net assets of each of the Long/Short Equity Fund, the Long/Short Debt Fund and the Managed Futures Fund. HAMF is also compensated indirectly by the Funds as the Funds pay their proportionate share of fees payable from the Underlying Funds to HAMF.

Duration and Termination. Like the HAMF-Trust Agreement, the Advisory Agreement provides that it will remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Funds. The aforesaid requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days' written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser. The Advisory Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act).

Limitation on Liability and Indemnification. Like the HAMF-Trust Agreement, the Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act). Any person, even though an officer, director, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee or agent of the Funds, will be deemed, when rendering services to the Funds, to be rendering such services to, or acting solely for, the Funds and not as an officer, director, employee or agent, or one under the control or direction of the Adviser, even though paid by it.

BOARD APPROVAL AND RECOMMENDATION OF THE ADVISORY AGREEMENT

In reaching its decision to approve the Advisory Agreement, the Trustees, including all of the Independent Trustees, met in person at a meeting held on November 21, 2013 with senior executives of the Adviser and representatives of the Purchaser. Certain advisory agreement information was also discussed at a special telephonic meeting of the Board held on November 8, 2013. The Board reviewed information about the Purchase and its potential impact on the Funds, reviewed information about the Company, the Purchaser and their affiliates and considered the terms of the Advisory Agreement. The Board and legal counsel to the Independent Trustees had an opportunity to review the information provided in advance of the meeting by the Adviser, including information pursuant to the requirements of Section 15(c) of the 1940 Act. This information also included materials requested by legal counsel to the Independent Trustees that provided details concerning the terms of the Purchase and the financial stability of the Adviser.

The Independent Trustees discussed the details of the Purchase with representatives of the Adviser and the Funds' current investment adviser, HAMF. The Independent Trustees noted that the Adviser will be a newly registered investment adviser. Following the Purchase, the Adviser will operate as an indirect subsidiary of RCS Capital Corporation. The sole owner of the Adviser will be RCS Advisory Services LLC, an operating subsidiary of RCS Capital Corporation. The Independent Trustees discussed that there were no expected changes in the portfolio managers currently providing advisory services to the Funds as a result of the Purchase, and reviewed the background and experience of each of the portfolio managers. Further, the Independent Trustees discussed with the Adviser whether the services to be provided to the Funds were expected to change as a result of the Purchase. The Adviser noted that the advisory services to be provided to the Funds are not expected to change, including the manner in which investment decisions are made and executed. The Board noted that the Funds' investment objectives and policies are not expected to change as a result of the Purchase.

The Independent Trustees also considered that Realty Capital Securities, LLC, an affiliate of the Adviser, entered into an Acceptance, Waiver & Consent with FINRA and paid a nominal fine imposed by FINRA in connection with certain of its activities as a broker-dealer. Realty Capital Securities LLC is also named in an arbitration brought by another broker-dealer. The Adviser did not believe that these regulatory actions, fines or the arbitration would have a material impact on its management of the Funds.

In the course of their review, the Trustees considered their legal responsibilities with regard to all factors deemed to be relevant to the Funds, including, but not limited to the following: (1) the quality of services to be provided to the Funds; (2) the performance of the Funds; (3) the Funds' advisory fees and overall expenses; (4) the fact that the Purchase is not expected to affect the manner in which the Funds are advised; (5) the fact that the current portfolio management team will continue to manage the Funds; (6) the fact that the fee structure under the Advisory Agreement would be identical to the fee structure under the HAMF-Trust Agreement; and (7) other factors deemed relevant.

The Trustees also evaluated the Advisory Agreement in light of information they had requested and received from the Adviser prior to the meeting. The Trustees reviewed these materials with management of the Adviser and legal counsel to the Funds, the Adviser, and the Independent Trustees. The Independent Trustees also discussed the Advisory Agreement in an executive session, at which no representatives of the Adviser were present. The Trustees considered whether the Advisory Agreement would be in the best interests of the Funds and Shareholders and the overall fairness of the Advisory Agreement. Among other things, the Trustees reviewed information concerning: (1) the nature, extent and quality of the services to be provided by the Adviser; (2) the Funds' investment performance; (3) the cost of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale will be realized as the Funds grow and the extent to which fee levels reflect such economies of scale, if any, for the benefit of Shareholders; and (5) ancillary benefits and other factors. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Funds.

The Board considered information it believed necessary to assess the stability of the Adviser as a result of the Purchase and to assess the nature and quality of services to be provided to the Funds by the Adviser following the closing of the Purchase.

Investment Performance of the Funds.

The Board considered the investment experience of the Adviser, including the performance of the Funds, given that the Purchase is not expected to affect the manner in which the Funds are advised and that the current portfolio management team will continue to manage the Funds.

Costs of Services Provided and Profits Realized by the Adviser

In connection with the Trustees' consideration of the level of the advisory fees, the Trustees considered a number of factors. The Board's analysis of the Funds' advisory fees and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Funds compared to a peer group. The Trustees also considered the fact that the Adviser will be entering into an Operating Services Agreement with the Trust, on substantially the same terms as the current Operating Services Agreement, through which the Adviser will receive additional compensation for providing services to the Trust.

Economies of Scale and Fee Levels Reflecting Those Economies.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Funds' assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of the Funds.

Other Benefits.

In addition to the above factors, the Trustees also discussed other benefits received by the Adviser from its management of the Funds, including, without limitation, possible soft dollar benefits and the ability to market its advisory services for similar products in the future.

Section 15(f) and Rule 15a-4 of the 1940 Act.

The Trustees also considered whether the arrangement between the Adviser and the Funds complies with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an "unfair burden" must not be imposed upon the Funds as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Funds or their shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Funds (other than bona fide ordinary compensation as principal underwriter for the Funds).

In connection with the first condition of Section 15(f), the Trustees noted that at least 75% of the Trustees are currently not "interested persons" (as defined in the 1940 Act) of the Adviser in compliance with this provision of Section 15(f) and that 75% of the Trustees will not be "interested persons" (as defined in the 1940 Act) as of the consummation of the Purchase after the Purchase is consummated. With respect to the second condition of Section 15(f), the Adviser has represented that the Purchase will not have an economic impact on the Adviser's ability to provide services to the Funds, no fee increases are contemplated and that the Purchase will not result in an "unfair burden" (as defined in Section 15(f)) during the two-year period following the closing of the Purchase. The Adviser has represented that neither the Adviser nor any interested person of the Adviser will receive any compensation from the Funds or their shareholders, except as permitted pursuant to Section 15(f).

The Board also considered the requirements of Rule 15a-4, as described herein.

Based on all of the foregoing, the Board recommends that Shareholders vote FOR the Advisory Agreement.

PROPOSAL 7

TO PROVIDE VOTING INSTRUCTIONS FROM THE ALPHA FUND AND THE HEDGED STRATEGIES FUND REGARDING THE UFT PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN SCOTLAND ACQUISITION, LLC D/B/A HATTERAS FUNDS, LLC AND THE UFT, ON BEHALF OF THE EVENT DRIVEN UNDERLYING FUND

PROPOSAL 8

TO PROVIDE VOTING INSTRUCTIONS FROM THE ALPHA FUND AND THE MANAGED FUTURES FUND REGARDING THE UFT PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN SCOTLAND ACQUISITION, LLC D/B/A HATTERAS FUNDS, LLC AND THE UFT, ON BEHALF OF THE MANAGED FUTURES UNDERLYING FUND

PROPOSAL 9

TO PROVIDE VOTING INSTRUCTIONS FROM THE ALPHA FUND AND THE HEDGED STRATEGIES FUND REGARDING THE UFT PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN SCOTLAND ACQUISITION, LLC D/B/A HATTERAS FUNDS, LLC AND THE UFT, ON BEHALF OF THE MARKET NEUTRAL UNDERLYING FUND

PROPOSAL 10

TO PROVIDE VOTING INSTRUCTIONS FROM THE ALPHA FUND, THE HEDGED STRATEGIES FUND AND THE LONG/SHORT EQUITY FUND REGARDING THE UFT PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN SCOTLAND ACQUISITION, LLC D/B/A HATTERAS FUNDS, LLC AND THE UFT, ON BEHALF OF THE LONG/SHORT EQUITY UNDERLYING FUND

PROPOSAL 11

TO PROVIDE VOTING INSTRUCTIONS FROM THE ALPHA FUND, THE HEDGED STRATEGIES FUND AND THE LONG/SHORT DEBT FUND REGARDING THE UFT PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN SCOTLAND ACQUISITION, LLC D/B/A HATTERAS FUNDS, LLC AND THE UFT, ON BEHALF OF THE RELATIVE VALUE LONG/SHORT DEBT UNDERLYING FUND

The UFT's Board recommends that the UFT's shareholders vote FOR the UFT Advisory Agreement between the Purchaser and the UFT. The Board is seeking to obtain your voting instructions regarding the UFT's proposal to approve the UFT Advisory Agreement.

At the UFT Special Meeting, the UFT's shareholders will be asked to approve the UFT Advisory Agreement between the Purchaser (the "Adviser") and the UFT, as described in Proposals 7 through 11. The UFT Advisory Agreement contains substantially similar terms and conditions as the existing HAMF-UFT Agreement between HAMF and the UFT. The form of the UFT Advisory Agreement is attached hereto as Appendix B. The UFT Board recommends approval of the UFT Advisory Agreement to replace the HAMF-UFT agreement, which, pursuant to the 1940 Act, will automatically terminate upon its assignment as part of the consummation of the Purchase.

The Funds are seeking to obtain voting instructions to vote the Funds' shares in the Underlying Funds regarding the UFT Proposal to approve the UFT Advisory Agreement.

If the UFT's shareholders do not approve Proposals 7 through 11, the Purchase will not be consummated. The UFT's Board may re-solicit proxies, and may consider alternatives to the Purchase as it deems appropriate and in the best interests of the UFT, including the possible liquidation of the UFT.

HAMF and the HAMF-UFT Agreement

HAMF currently provides day-to-day investment management services to the Underlying Funds pursuant to the HAMF-UFT Agreement. HAMF is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940 (the "Advisers Act"). As of December 31, 2012, approximately $1.9 billion of assets were under the management of HAMF and its affiliates. HAMF's principal place of business is located at 8540 Colonnade Center Dr., Suite 401, Raleigh, NC 27615, Telephone (888) 363-2324, Facsimile (816) 860-3138.

Under the HAMF-UFT Agreement, HAMF is entitled to receive a monthly fee of 1.75% (on an annualized basis) of the average daily net assets of each Underlying Fund.

After fee waivers and expense reimbursements, for the fiscal year ended December 31, 2012 HAMF received $1,325,237 pursuant to the HAMF-UFT Agreement. HAMF also receives a management fee from the UFT, which totaled $11,313,892 for the fiscal year ended December 31, 2012, and an operating services fee from the UFT, which totaled $1,616,240 for the fiscal year ended December 31, 2012.

The Adviser and the UFT Advisory Agreement

If Proposals 7 through 11 are approved, the Adviser will assume HAMF's role in providing day-to-day investment management services to the Underlying Funds. The Adviser is a newly-formed Delaware limited liability company.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of the Adviser as of the consummation of the Purchase. Each individual's address will be 8540 Collonade Center Drive, Suite 401, Raleigh, NC 27615.

Name	Principal Occupation with Adviser
David B. Perkins	Chief Executive Officer
Robert L. Worthington	President
J. Michael Fields	Chief Operating Officer
R. Lance Baker	Chief Financial Officer
Andrew P. Chica	Chief Compliance Officer
Robert J. Murphy	Chief Investment Officer

There were no brokerage commissions paid by the Fund to affiliated brokers of the Adviser for the fiscal year ended December 31, 2012.

A copy of the UFT Advisory Agreement is attached hereto as Appendix B. The following description is only a summary. You should refer to Appendix B for the UFT Advisory Agreement, and the description set forth in this Proxy Statement of the UFT Advisory Agreement is qualified in its entirety by reference to Appendix B.

Advisory Services. Similar to HAMF's services under the HAMF-UFT Agreement, under the UFT Advisory Agreement, subject to the supervision and direction of the Board, the Adviser will, either directly or by identifying and supervising suitable Sub-Advisors (a) act in strict conformity with the UFT's Declaration of Trust, the Investment Company Act of 1940, as amended (the "1940 Act") and the Investment Advisers Act of 1940, as amended, (b) manage each Underlying Fund's portfolio and furnish a continual investment program for the Underlying Funds in accordance with each Underlying Fund's investment objective and policies as described in the Underlying Funds' Prospectus, (c) make investment decisions for the Underlying Funds, (d) provide the Underlying Funds with investment research and statistical data, advice and supervision, data processing and clerical services, (e) provide the Underlying Funds with office facilities which may be the Adviser's own offices, (f) determine what securities shall be purchased for the Underlying Funds, what securities shall be held or sold by the Underlying Funds, and allocate assets of the Underlying Funds to separate sub-accounts of the approved Sub-Advisors, and determine what portion of the Underlying Funds' assets shall be held uninvested, (g) review asset allocations and investment policies with the Board of Trustees of the Underlying Funds every quarter, and (h) advise and assist the officers of the UFT in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Underlying Funds. In addition, the Adviser will furnish the UFT with whatever statistical information the Board may reasonably request with respect to the securities that the Underlying Funds may hold or contemplate purchasing. The Adviser will keep the UFT informed of developments materially affecting each Underlying Fund's portfolio, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

Brokerage. The UFT Advisory Agreement provides that, in connection with purchases or sales of portfolio securities for the account of the Underlying Funds, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of portfolio securities for each Underlying Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Underlying Funds the most favorable execution and net price available and will consider all factors it deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

The Adviser will have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Underlying Funds than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Underlying Funds with such brokers, subject to review by the Underlying Funds' Trustees from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Underlying Fund and/or other accounts over which the Adviser exercises investment discretion. The aforementioned provisions relating to brokerage are substantially similar to the provisions of the HAMF-UFT Agreement relating to the same.

Advisory Fees. The UFT Advisory Agreement contains a fee structure identical to that of the HAMF-UFT Agreement. Under the HAMF-UFT Agreement, HAMF is entitled to receive a monthly fee of 1.75% (on an annualized basis) of the average daily net assets of each Underlying Fund. Sub-advisers to each Underlying Fund are compensated from this fee.

Duration and Termination. Like the HAMF-UFT Agreement, the UFT Advisory Agreement provides that it will remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Underlying Funds. The aforesaid requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days' written notice, be terminated at any time without the payment of any penalty, by the UFT Board, or by vote of a majority of the outstanding voting securities of the Underlying Funds, or by the Adviser. The UFT Advisory Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act).

Limitation on Liability and Indemnification. Like the HAMF-UFT Agreement, the UFT Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Underlying Funds in connection with the matters to which the UFT Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act). Any person, even though an officer, director, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee or agent of the Underlying Funds, will be deemed, when rendering services to the Underlying Funds, to be rendering such services to, or acting solely for, the Underlying Funds and not as an officer, director, employee or agent, or one under the control or direction of the Adviser, even though paid by it.

UFT BOARD APPROVAL AND RECOMMENDATION OF THE ADVISORY AGREEMENT

In reaching its decision to approve the UFT Advisory Agreement, the members of the UFT Board (the "UFT Trustees"), including all of the "UFT Independent Trustees" (i.e., UFT Trustees that are not "interested persons" of the UFT as that term is defined in the 1940 Act), met in person at a meeting held on November 21, 2013 with senior executives of the Adviser and representatives of the Purchaser. The UFT Board reviewed information about the Purchase and its potential impact on the UFT, reviewed information about the Company, the Purchaser and their affiliates and considered the terms of the UFT Advisory Agreement. The UFT Board and legal counsel to the UFT Independent Trustees had an opportunity to review the information provided in advance of the meeting by the Adviser, including information pursuant to the requirements of Section 15(c) of the 1940 Act. This information also included materials requested by legal counsel to the UFT Independent Trustees that provided details concerning the terms of the Purchase and the financial stability of the Adviser. In the course of their review, the UFT Trustees considered their legal responsibilities with regard to all factors deemed to be relevant to the UFT, including, but not limited to the following: (1) the quality of services to be provided to the Underlying Funds; (2) the performance of the Underlying Funds; (3) the Underlying Funds' advisory fee and overall Underlying Fund expenses; (4) the fact that the Purchase is not expected to affect the manner in which the Underlying Funds are advised; (5) the fact that the current portfolio management team will continue to manage the Underlying Funds; (6) the fact that the fee structure under the UFT Advisory Agreement would be identical to the fee structure under the HAMF-UFT Agreement; and (7) other factors deemed relevant.

The UFT Trustees also evaluated the UFT Advisory Agreement in light of information they had requested and received from the Adviser prior to the meeting. The UFT Trustees reviewed these materials with management of the Adviser and legal counsel to the UFT, the Adviser and the UFT Independent Trustees. The UFT Independent Trustees also discussed the UFT Advisory Agreement in an executive session, at which no representatives of the Adviser were present. The UFT Trustees considered whether the UFT Advisory Agreement would be in the best interests of the Underlying Funds and its shareholders and the overall fairness of the UFT Advisory Agreement. Among other things, the Underlying Funds Trustees reviewed information concerning: (1) the nature, extent and quality of the services to be provided by the Adviser; (2) the Underlying Funds' investment performance; (3) the cost of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Underlying Funds; (4) the extent to which economies of scale will be realized as the Underlying Funds grow and the extent to which fee levels reflect such economies of scale, if any, for the benefit of the Underlying Funds' shareholders; and (5) ancillary benefits and other factors. In their deliberations, the UFT Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each UFT Trustee attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Underlying Funds.

The UFT Board considered information it believed necessary to assess the stability of the Adviser as a result of the Purchase and to assess the nature and quality of services to be provided to the Underlying Funds by the Adviser following the closing of the Purchase. The UFT Board also considered that they were being asked to approve an advisory agreement between the Purchaser and Hatteras Trading Advisors, a Cayman Island domiciled sub-adviser of the Managed Futures Underlying Fund, which agreement does not provide for additional compensation to the Adviser.

Investment Performance of the Underlying Funds.

The UFT Board considered the investment experience of the Adviser, including the performance of the Underlying Funds, given that the Purchase is not expected to affect the manner in which the Underlying Funds are advised and that the current portfolio management team will continue to manage the Underlying Funds.

Costs of Services Provided and Profits Realized by the Adviser

In connection with the UFT Trustees' consideration of the level of the advisory fees, the UFT Trustees considered a number of factors. The UFT Board's analysis of the Underlying Funds' advisory fees and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Underlying Funds compared to a peer group. The UFT Trustees also considered the fact that the Adviser will be entering into an Operating Services Agreement with the UFT Trust, on substantially the same terms as the current Operating Services Agreement, through which the Adviser will receive additional compensation for providing services to the UFT Trust.

Economies of Scale and Fee Levels Reflecting Those Economies.

The UFT Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Underlying Funds' assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of the Underlying Funds.

Other Benefits.

In addition to the above factors, the UFT Trustees also discussed other benefits received by the Adviser from its management of the Underlying Funds, including, without limitation, possible soft dollar benefits and the ability to market its advisory services for similar products in the future. The UFT Trustees noted that the Company and Hatteras Capital Distributors LLC had entered into an agreement to sell Shares of the Fund prior to the consummation of the Purchase.

Section 15(f) and Rule 15a-4 of the 1940 Act.

The UFT Trustees also considered whether the arrangement between the Adviser and the UFT complies with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the UFT cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an "unfair burden" must not be imposed upon the Underlying Funds as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Underlying Funds or their shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Underlying Funds (other than bona fide ordinary compensation as principal underwriter for the Underlying Funds).

In connection with the first condition of Section 15(f), the UFT Trustees noted that at least 75% of the UFT Trustees are currently not "interested persons" (as defined in the 1940 Act) of the Adviser in compliance with this provision of Section 15(f) and that 75% of the Trustees will not be "interested persons" (as defined in the 1940 Act) as of the consummation of the Purchase after the Purchase is consummated. With respect to the second condition of Section 15(f), the Adviser has represented that the Purchase will not have an economic impact on the Adviser's ability to provide services to the Underlying Funds, no fee increases are contemplated and that the Purchase will not result in an "unfair burden" (as defined in Section 15(f)) during the two-year period following the closing of the Purchase. The Adviser has represented that neither the Adviser nor any interested person of the Adviser will receive any compensation from the Underlying Funds or their shareholders, except as permitted pursuant to Section 15(f).

The UFT Board also considered the requirements of Rule 15a-4, as described herein.

Based on all of the foregoing, the UFT Board recommends that the Underlying Funds' shareholders vote FOR the UFT Advisory Agreement. The Fund's Board is seeking to obtain your voting instructions as described in Proposals 7 through 11 regarding the UFT proposal to approve the UFT Advisory Agreement.

PROPOSAL 12

TO APPROVE, ON BEHALF OF THE CLASS A OF THE ALPHA FUND, THE DISTRIBUTION PLAN UNDER RULE 12B-1 ATTACHED HERETO AS APPENDIX C APPLICABLE TO THAT CLASS;

PROPOSAL 13

TO APPROVE, ON BEHALF OF THE CLASS A OF THE LONG/SHORT DEBT FUND, THE DISTRIBUTION PLAN UNDER RULE 12B-1 ATTACHED HERETO AS APPENDIX C APPLICABLE TO THAT CLASS;

PROPOSAL 14

TO APPROVE, ON BEHALF OF THE CLASS A OF THE LONG/SHORT EQUITY FUND, THE DISTRIBUTION PLAN UNDER RULE 12B-1 ATTACHED HERETO AS APPENDIX C APPLICABLE TO THAT CLASS;

PROPOSAL 15

TO APPROVE, ON BEHALF OF THE CLASS A OF THE MANAGED FUTURES FUND, THE DISTRIBUTION PLAN UNDER RULE 12B-1 ATTACHED HERETO AS APPENDIX C APPLICABLE TO THAT CLASS;

PROPOSAL 16

TO APPROVE, ON BEHALF OF THE CLASS C OF THE ALPHA FUND, THE DISTRIBUTION PLAN UNDER RULE 12B-1 ATTACHED HERETO AS APPENDIX C APPLICABLE TO THAT CLASS;

PROPOSAL 17

TO APPROVE, ON BEHALF OF THE CLASS C OF THE LONG/SHORT DEBT FUND, THE DISTRIBUTION PLAN UNDER RULE 12B-1 ATTACHED HERETO AS APPENDIX C APPLICABLE TO THAT CLASS.

The Board recommends that shareholders vote FOR the approval of a new distribution plan ("Distribution Plan") under Rule 12b-1 applicable to Class A and Class C shares of the Funds.

A distribution plan adopted under Rule 12b-1 of the 1940 Act is required to be approved by the affirmative vote of a majority of the Independent Trustees, as well as by a majority of the outstanding voting shares of the applicable classes of each Fund. In addition, the Distribution Plan is required to be continued at least annually by the Independent Trustees.

The terms of the Distribution Plan are similar in all material respects to those of the distribution plan currently in effect for the Funds (the "Previous Distribution Plan"). A form of the Distribution Plan is set forth as Appendix C. Under the Distribution Plan, each Fund's Class A and Class C shares pay a distribution and shareholder service fee "as shall be set forth from time to time in the Prospectuses and SAIs and provided for under the Rule 12b-1 Plan." The maximum amount of fees payable under the Distribution Plan during any year with respect to Class A shares and Class C shares is 0.25% and 1.00% respectively, of the average daily net assets of a Fund.

Approval of the Distribution Plan requires the affirmative vote of a majority of the outstanding voting securities of Class A and/or Class C shares, as applicable, of each Fund voting separately. "Majority" for these purposes, as permitted under the 1940 Act, means the vote of the lesser of (1) at least 67% of the outstanding shares present at the Meeting if more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares. The Previous Distribution Plan was adopted by the Trust on July 18, 2006 with respect to Class C shares. Shareholders of the Alpha Fund and the Hedged Strategies Fund approved the Previous Distribution Plan on September 9, 2009 and the initial Class C shareholder of each other Fund approved the Previous Distribution Plan prior to the commencement of the Fund's operations. The Previous Distribution Plan with respect to Class A shares was approved by the initial Class A shareholder of each Fund prior to the commencement of operations of Class A shares.

For the Alpha Fund, Class A shares, the Previous Distribution Plan incurred the following expenses in the fiscal year ended December 31, 2012.

Actual 12b-1 Expenditures Paid by the Alpha Fund

Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$0
Payment to dealers	$17,812
Compensation to sales personnel	$0
Other	$0
Total	$17,812

For the Alpha Fund, Class C shares, the Previous Distribution Plan incurred the following expenses in the fiscal year ended December 31, 2012.

Actual 12b-1 Expenditures Paid by the Alpha Fund

Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$0
Payment to dealers	$316,287
Compensation to sales personnel	$0
Other	$0
Total	$316,287

For the Long/Short Equity Fund, Class A shares, the Previous Distribution Plan incurred the following expenses in the fiscal year ended December 31, 2012.

Actual 12b-1 Expenditures Paid by the Long/Short Equity Fund

Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$0
Payment to dealers	$7,091
Compensation to sales personnel	$0
Other	$0
Total	$7,091

For the Long/Short Debt Fund, Class A shares, the Previous Distribution Plan incurred the following expenses in the fiscal year ended December 31, 2012.

Actual 12b-1 Expenditures Paid by the Long/Short Debt Fund

Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$0
Payment to dealers	$21,169
Compensation to sales personnel	$0
Other	$0
Total	$21,169

For the Managed Futures Fund, Class A shares, the Previous Distribution Plan incurred the following expenses in the fiscal year ended December 31, 2012.

Actual 12b-1 Expenditures Paid by the Long/Short Debt Fund

Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$0
Payment to dealers	$6
Compensation to sales personnel	$0
Other	$0
Total	$6

BOARD APPROVAL AND RECOMMENDATION OF THE PROPOSAL

At a meeting held on November 21, 2013, which included a separate executive session attended only by the Independent Trustees and the Funds' independent counsel, the Trustees considered various factors when approving the Distribution Plan. The factors considered included, (i) whether the Distribution Plan was expected to result (and whether the Previous Distribution Plan had resulted) in benefits to the Funds' shareholders, (ii) the merits of alternative distribution methods, and (iii) the extent to which third parties may benefit from the Distribution Plan and how these benefits compare to the benefits experienced by the Funds. The Independent Trustees determined that there is a reasonable likelihood that the Distribution Plan, like the Previous Distribution Plan, will benefit each Fund and its shareholders and that its costs are primarily intended to result in the sale of such Fund's Class A and Class C shares, as applicable. Independent counsel advised the Independent Trustees throughout the process of their considerations.

Based on all of the foregoing, the Board recommends that Shareholders vote FOR Proposals 12 through 17.

ADDITIONAL INFORMATION

Other Matters. No business other than the matters described above are expected to come before the Special Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to adjournment of the Special Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Funds and their Shareholders.

Principal Holders of the Funds. The beneficial owners of more than 5% of the outstanding value of the Funds as of the Record Date are as follows:

Hatteras Alpha Hedged Strategies Fund

No Load Class 5% information

Name and Address of Owner	Number of Shares	% Ownership
UBS WM USA 1000 HARBOR BLVD. 5TH FLOOR WEEHAWKEN, NJ 07086-6761	3,796,638.84	40.90%
MORGAN STANLEY SMITH BARNEY, LLC HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY, NJ 07311	1,833,352.89	19.75%
CHARLES SCHWAB & CO., INC 211 MAIN ST. SAN FRANCISCO, CA 94105-1905	975,802.83	10.51%
NATIONAL FINANCIAL SERVICES, LLC 499 WASHINGTON BLVD. FLOOR 5 JERSEY CITY, NJ 07310-2010	834,268.05	8.99%

Class C 5% information

Name and Address of Owner	Number of Shares	% Ownership
MORGAN STANLEY SMITH BARNEY, LLC HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY, NJ 07311	600,492.17	25.44%
UBS WM USA 1000 HARBOR BLVD. 5TH FLOOR WEEHAWKEN, NJ 07086-6761	457,103.90	19.37%
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DRIVE JACKSONVILLE, FL 32246-6484	430,533.92	18.24%
FIRST CLEARING LLC 2801 MARKET STREET ST. LOUIS, MO 63103	150,576.76	6.38%

Institutional Class 5% information

Name and Address of Owner	Number of Shares	% Ownership
MORGAN STANLEY SMITH BARNEY, LLC HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY, NJ 07311	12,294,815.85	37.69%
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DRIVE JACKSONVILLE, FL 32246-6484	10,315,855.90	31.62%
CHARLES SCHWAB & CO., INC 211 MAIN ST. SAN FRANCISCO, CA 94105-1905	3,742,488.88	11.47%
NATIONAL FINANCIAL SERVICES, LLC 499 WASHINGTON BLVD. FLOOR 5 JERSEY CITY, NJ 07310-2010	2,972,756.34	9.11%

Class A 5% information

Name and Address of Owner	Number of Shares	% Ownership
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DRIVE JACKSONVILLE, FL 32246-6484	494,600.84	57.66%
UBS WM USA 1000 HARBOR BLVD. 5TH FLOOR WEEHAWKEN, NJ 07086-6761	100,215.13	11.68%
MORGAN STANLEY SMITH BARNEY, LLC HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY, NJ 07311	76,736.62	8.95%

Hatteras Hedged Strategies Fund

Institutional Class 5% information

Name and Address of Owner	Number of Shares	% Ownership
CHARLES SCHWAB & CO., INC 211 MAIN ST. SAN FRANCISCO, CA 94105-1905	10,182,932.03	45.89%
FASCORE, LLC 8515 E. ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	1,355,100.53	6.11%
NATIONAL FINANCIAL SERVICES, LLC 499 WASHINGTON BLVD. FLOOR 5 JERSEY CITY, NJ 07310-2010	1,185,226.18	5.34%

Hatteras Long/Short Debt Fund

Class A 5% information

Name and Address of Owner	Number of Shares	% Ownership
UBS WM USA 1000 HARBOR BLVD. 5TH FLOOR WEEHAWKEN, NJ 07086-6761	1,830,383.37	25.06%
TD AMERITRADE, INC. PO BOX 2226 OMAHA, NE 68103-2226	1,621,284.14	22.20%
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DRIVE JACKSONVILLE, FL 32246-6484	1,219,824.61	16.70%
CHARLES SCHWAB & CO., INC 211 MAIN ST. SAN FRANCISCO, CA 94105-1905	776,171.32	10.63%
NATIONAL FINANCIAL SERVICES, LLC 499 WASHINGTON BLVD. FLOOR 5 JERSEY CITY, NJ 07310-2010	776,009.89	10.63%
MORGAN STANLEY SMITH BARNEY, LLC HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY, NJ 07311	754,228.88	10.33%

Institutional Class 5% information

Name and Address of Owner	Number of Shares	% Ownership
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DRIVE JACKSONVILLE, FL 32246-6484	12,204,876.68	46.70%
MORGAN STANLEY SMITH BARNEY, LLC HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY, NJ 07311	6,553,587.96	25.08%
CHARLES SCHWAB & CO., INC 211 MAIN ST. SAN FRANCISCO, CA 94105-1905	4,196,346.20	16.06%
NATIONAL FINANCIAL SERVICES, LLC 499 WASHINGTON BLVD. FLOOR 5 JERSEY CITY, NJ 07310-2010	1,923,638.81	7.36%

Class C 5% information

Name and Address of Owner	Number of Shares	% Ownership
MORGAN STANLEY SMITH BARNEY, LLC HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY, NJ 07311	22,069.26	68.30%
UBS WM USA 1000 HARBOR BLVD. 5TH FLOOR WEEHAWKEN, NJ 07086-6761	9,186.96	28.43%

Hatteras Long/Short Equity Fund

Class A 5% information

Name and Address of Owner	Number of Shares	% Ownership
UBS WM USA 1000 HARBOR BLVD. 5TH FLOOR WEEHAWKEN, NJ 07086-6761	174,938.68	92.93%

Institutional Class 5% information

Name and Address of Owner	Number of Shares	% Ownership
CHARLES SCHWAB & CO., INC 211 MAIN ST. SAN FRANCISCO, CA 94105-1905	1,222,257.58	59.31%
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DRIVE JACKSONVILLE, FL 32246-6484	385,907.83	18.72%

Hatteras Managed Futures Strategies Fund

Class A 5% information

Name and Address of Owner	Number of Shares	% Ownership
HATTERAS ALTERNATIVE MUTUAL FUNDS, LLC 8540 COLONNADE CENTER DRIVE SUITE 401 RALEIGH, NC 27615-3052	1,000.00	100.00%

Institutional Class 5% information

Name and Address of Owner	Number of Shares	% Ownership
NATIONAL FINANCIAL SERVICES, LLC 499 WASHINGTON BLVD. FLOOR 5 JERSEY CITY, NJ 07310-2010	25,839.14	62.38%
PERSHING, LLC P.O. BOX 2052 JERSEY CITY, NJ 07303-2052	5,745.97	13.87%

Security Ownership of Management. As of the Record Date, the Trust's Trustees and officers owned, in aggregate, less than 1% of the Fund.

Custodian, Administrator and Distributor. Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, serves as custodian of the Funds' cash balances and provides custodial services for the Funds. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as Fund Administrator pursuant to a Fund Administration Servicing Agreement. Hatteras Capital Distributors LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina 27615, serves as the Funds' distributor.

Shareholder Proposals and Procedures for Shareholder Communications with the Board. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust's proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

Audit Committee Report. For the fiscal year ended December 31, 2013, each Audit Committee has reviewed and discussed the audited financial statements with management. Each Audit Committee has also met with the Funds' independent registered public accounting firm, KPMG LLP ("KPMG"), and discussed with it certain matters required by the Statement on Auditing Standards No. 61, as amended, which includes, among other items, matters related to the conduct of the audit of the Funds' financial statements.

Each Audit Committee has received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG's communications with each Audit Committee concerning independence and has discussed with KPMG its independence from the Funds.

Based on such review and discussions, each Audit Committee recommended to the Board that the audited financial statements be included in the Funds' annual reports to shareholders for the fiscal year ended December 31, 2013 for filing with the SEC.

Independent Registered Public Accounting Firm. KPMG has been selected as independent registered public accounting firm of the Funds and has served as such for at least the last two fiscal years of the Funds. KPMG examines annual financial statements for the Funds and reviews regulatory filings that include those financial statements. Representatives of KPMG are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available to answer appropriate questions.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by KMPG for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $94,000 for 2012 and $74,000 for 2011.

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under Audit Fees are $0 for 2012 and $0 for 2011.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning are $31,550 for 2012 and $19,460.

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported above were $0 for 2012 and $0 for 2011.

Pre-approval Policies and Procedures; Adviser Affiliates

The Audit Committee must pre-approve the audit and non-audit services of the independent auditor prior to the independent auditor's engagement. The Funds did not pay any "audit-related fees," "tax fees" or "all other fees," as described above.

The percentage of fees billed by KPMG applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The aggregate non-audit fees billed by KPMG for services rendered to the Funds and rendered to HAMF, and any entity controlling, controlled by, or under common control with HAMF that provides ongoing services to the Funds for each of the last two fiscal years was $0 for 2012 and $0 for 2011.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY/VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY/VOTING INSTRUCTION CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this           day of                          , 2013 by and between Scotland Acquisition LLC d/b/a Hatteras Funds, LLC, a Delaware limited liability company (the "Adviser") and Hatteras Alternative Mutual Funds Trust, a Delaware statutory trust (the "Trust"), regarding each series of the Trust (the "Funds").

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the assets of each Fund are invested in one or more series of Underlying Funds Trust, a structure that is commonly referred to as a fund-of-funds; and

WHEREAS, the Board of Trustees of the Trust has approved this Agreement, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of Investment Adviser. The Trust desires to employ the Funds' capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Amended and Restated Declaration of Trust dated April 12, 2002, amended and restated on July 29, 2002, as amended from time to time (the "Charter"), and in its Prospectus as from time to time in effect (the "Prospectus"), and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Funds. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a)  Charter.

(b)  By-Laws-of the Trust, as amended from time to time.

(c)  Resolutions of the Trustees of the Trust selecting Scotland Acquisition LLC d/b/a Hatteras Funds, LLC as Adviser to the Funds and approving the form of this Agreement.

(d)  Funds' Prospectus.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Name of Funds. The Trust and the Funds may use the names set forth on Appendix A, respectively only for so long as this Agreement or any other Investment Advisory Agreement between the Adviser and the Funds or any extension, renewal or amendment hereof or thereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser's business as investment adviser. At such time as such an agreement shall no longer be in effect, the Funds will (to the extent that they lawfully can) cease to use such names or any other name indicating that they are advised by or otherwise connected with the Adviser or any organization which shall have so succeeded to the Adviser's business. The Trust acknowledges that the Adviser may grant the non-exclusive right to use the names set forth on Appendix A to any other corporation or entity, including but not limited to any investment company of which the Adviser or any subsidiary or affiliate thereof or any successor to the business thereof shall be an investment adviser.

4. Services Provided by Adviser. Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will, either directly or by identifying and supervising suitable Sub-Advisors (a) act in strict conformity with the Trust's Declaration of Trust, the Investment Company Act of 1940, as amended (the "1940 Act") and the Investment Advisers Act of 1940, as amended, (b) manage each Fund's portfolio and furnish a continual investment program for the Funds through a fund-of-funds structure in which the assets of each Fund are invested in one or more series of Underlying Funds Trust in accordance with each Fund's investment objective and policies as described in the Funds' Prospectus, (c) make investment decisions for the Funds, (d) provide the Funds with investment research and statistical data, advice and supervision, data processing and clerical services, (e) provide the Funds with office facilities which may be the Adviser's own offices, (f) determine what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds, and allocate assets of the

Funds to separate sub-accounts of the approved Sub-Advisors, and determine what portion of the Funds' assets shall be held uninvested, (g) review asset allocations and investment policies with the Board of Trustees of the Funds every quarter, and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees of the Trust and its committees with respect to the foregoing matters and the conduct of the business of the Funds. In addition, the Adviser will furnish the Trust with whatever statistical information the Board of Trustees of the Trust may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing.

The Adviser will keep the Trust informed of developments materially affecting each Fund's portfolio, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5. Allocation of Charges and Expenses. The Adviser will make available, without expense to the Funds, the services of such of its officers, directors and employees as may be duly elected officers or trustees of the Funds, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with investment and economic research, trading and investment management of the Funds. The Adviser will not be required to pay any investment advisory related expenses of the Funds other than those specifically allocated to it in this paragraph 5. In particular, but without limiting the generality of the foregoing, the Funds will be required to pay: brokerage and other expenses of executing portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business.

6. Compensation of the Adviser. In consideration of the services rendered pursuant to this Agreement, the Funds will pay to the Adviser, as compensation for the services provided by the Adviser under this Agreement, a monthly fee as described in Appendix A to this Agreement. Additionally, as compensation for the services provided by the Adviser under this Agreement and under the separate Underlying Funds Trust Advisory Agreement, each series of the Underlying Funds Trust will pay to the Adviser a monthly fee of 1.75% (on an annualized basis) of its respective average daily net assets.

In the event of any termination of this Agreement, the fee provided for in this paragraph 6 shall be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

7. Services to Other Accounts. The Trust understands that the Adviser may act in the future as investment adviser to fiduciary and other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Funds and one or more other accounts advised by the Adviser are prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each entity. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Funds in connection with the performance of the Adviser's duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any "affiliated person" of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

8. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of portfolio securities for the account of the Funds, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of portfolio securities for each Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Funds the most favorable execution and net price available and will consider all factors it deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

The parties agree that it is in the interests of the Funds that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Funds' Trustees from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

9. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described in paragraph 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act). Any person, even though an officer, director, employee, or agent of the Adviser, who may be or become an officer, trustee, employee or agent of the Funds, will be deemed, when rendering services to the Funds, to be rendering such services to, or acting solely for, the Funds and not as an officer, director, employee or agent, or one under the control or direction of the Adviser, even though paid by it.

10. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Adviser or of the Funds, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Funds. The aforesaid requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days, written notice, be terminated at any time without the payment of any penalty, by the Board of Trustees of the Funds, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person", "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions, as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. Amendment of this Agreement. No provisions of this Agreement may be amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Funds and by the Board of Trustees of the Funds, including a majority of the Trustees who are not interested persons of the Adviser or of the Funds, cast in person at a meeting called for the purpose of voting on such approval.

12. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

Scotland Acquisition LLC d/b/a Hatteras Funds, LLC
8540 Colonnade Center Drive, Suite 401
Raleigh, NC 27615-3052
Attn:______________________
Facsimile: (919) 845-3433

with a copy to:

Drinker Biddle & Reath, LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996
Attn: Joshua B. Deringer, Esq.

To the Trust and the Funds at:

Hatteras Alternative Mutual Funds Trust
8540 Colonnade Center Drive, Suite 401
Raleigh, NC 27615-3052

with a copy to:

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Attn: Thomas R. Westle, Esq.

13. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law in a manner not in conflict with the provisions of the 1940 Act.

14. Miscellaneous. Neither the holders of Shares of the Funds nor the Trustees shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Funds, whereupon this letter shall become a binding contract between the Trust, on behalf of the Funds, and the Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Hatteras Alternative Mutual Funds Trust

By:

Name: J. Michael Fields
Title: Secretary

Scotland Acquisition LLC d/b/a Hatteras Funds, LLC

By:

Name:____________________________________Title:_____________________________________

APPENDIX A

Separate Series of Hatteras Alternative Mutual Funds Trust

Fund	Annual Fee Rate
Hatteras Alpha Hedged Strategies Fund	0.25% of average daily net assets
Hatteras Long / Short Equity Fund	0.00% of average daily net assets
Hatteras Long / Short Debt Fund	0.00% of average daily net assets
Hatteras Hedged Strategies Fund	0.25% of average daily net assets
Hatteras Managed Futures Strategies Fund	0.00% of average daily net assets

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APPENDIX B

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this           day of                          , 2013 by and between Scotland Acquisition LLC d/b/a Hatteras Funds, LLC, a Delaware limited liability company (the "Adviser") and the Underlying Funds Trust, a Delaware statutory trust (the "Trust"), regarding each series of the Trust (the "Funds").

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Board of Trustees of the Trust has approved this Agreement, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of Investment Adviser. The Trust desires to employ the Funds' capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Declaration of Trust dated March 27, 2006 (the "Charter"), and in its Prospectus as from time to time in effect (the "Prospectus"), and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Funds. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a)  Charter.

(b)  By-Laws-of the Trust, as amended from time to time.

(c)  Resolutions of the Trustees of the Trust selecting Scotland Acquisition LLC d/b/a Hatteras Funds, LLC as Adviser to the Funds and approving the form of this Agreement.

(d)  Funds' Prospectus.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Name of Funds. The Trust and the Funds may use the names set forth on Appendix A, respectively only for so long as this Agreement or any other Investment Advisory Agreement between the Adviser and the Funds or any extension, renewal or amendment hereof or thereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser's business as investment adviser. At such time as such an agreement shall no longer be in effect, the Funds will (to the extent that they lawfully can) cease to use such names or any other name indicating that they are advised by or otherwise connected with the Adviser or any organization which shall have so succeeded to the Adviser's business. The Trust acknowledges that the Adviser may grant the non-exclusive right to use the names set forth on Appendix A to any other corporation or entity, including but not limited to any investment company of which the Adviser or any subsidiary or affiliate thereof or any successor to the business thereof shall be an investment adviser.

4. Services Provided by Adviser. Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will, either directly or by identifying and supervising suitable Sub-Advisors (a) act in strict conformity with the Trust's Declaration of Trust, the Investment Company Act of 1940, as amended (the "1940 Act") and the Investment Advisers Act of 1940, as amended, (b) manage each Fund's portfolio and furnish a continual investment program for the Funds in accordance with each Fund's investment objective and policies as described in the Funds' Prospectus, (c) make investment decisions for the Funds, (d) provide the Funds with investment research and statistical data, advice and supervision, data processing and clerical services, (e) provide the Funds with office facilities which may be the Adviser's own offices, (f) determine what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds, and allocate assets of the Funds to separate sub-accounts of the approved Sub-Advisors, and determine what portion of the Funds' assets shall be held uninvested, (g) review asset allocations and investment policies with the Board of Trustees of the Funds every quarter, and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees of the Trust and its committees with respect to the foregoing matters and the conduct of the business of the Funds. In addition, the Adviser will furnish the Trust with whatever statistical information the Board of Trustees of the Trust may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing.

The Adviser will keep the Trust informed of developments materially affecting each Fund's portfolio, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5. Allocation of Charges and Expenses. The Adviser will make available, without expense to the Funds, the services of such of its officers, directors and employees as may be duly elected officers or trustees of the Funds, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with investment and economic research, trading and investment management of the Funds. The Adviser will not be required to pay any investment advisory related expenses of the Funds other than those specifically allocated to it in this paragraph 5. In particular, but without limiting the generality of the foregoing, the Funds will be required to pay: brokerage and other expenses of executing portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business.

6. Compensation of the Adviser. In consideration of the services rendered pursuant to this Agreement, the Funds will pay to the Adviser, as compensation for the services provided by the Adviser under this Agreement, a monthly fee of 1.75% (on an annualized basis) of the average daily net assets of each Fund.

In the event of any termination of this Agreement, the fee provided for in this paragraph 6 shall be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

7. Services to Other Accounts. The Trust understands that the Adviser may act in the future as investment adviser to fiduciary and other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Funds and one or more other accounts advised by the Adviser are prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each entity. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Funds in connection with the performance of the Adviser's duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any "affiliated person" of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

8. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of portfolio securities for the account of the Funds, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of portfolio securities for each Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Funds the most favorable execution and net price available and will consider all factors it deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

The parties agree that it is in the interests of the Funds that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Funds' Trustees from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

9. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described in paragraph 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act). Any person, even though an officer, director, employee, or agent of the Adviser, who may be or become an officer, trustee, employee or agent of the Funds, will be deemed, when rendering services to the Funds, to be rendering such services to, or acting solely for, the Funds and not as an officer, director, employee or agent, or one under the control or direction of the Adviser, even though paid by it.

10. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Adviser or of the Funds, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Funds. The aforesaid requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days, written notice, be terminated at any time without the payment of any penalty, by the Board of Trustees of the Funds, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person", "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions, as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. Amendment of this Agreement. No provisions of this Agreement may be amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Funds and by the Board of Trustees of the Funds, including a majority of the Trustees who are not interested persons of the Adviser or of the Funds, cast in person at a meeting called for the purpose of voting on such approval.

12. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

Scotland Acquisition LLC d/b/a Hatteras Funds, LLC
8540 Colonnade Center Drive, Suite 401
Raleigh, NC 27615-3052
Attn:_____________________
Facsimile: (919) 845-3433

with a copy to:

Drinker Biddle & Reath, LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996
Attn: Joshua B. Deringer, Esq.

To the Trust and the Funds at:

Underlying Funds Trust
8540 Colonnade Center Drive, Suite 401
Raleigh, NC 27615-3052

with a copy to:

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Attn: Thomas R. Westle, Esq.

13. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law in a manner not in conflict with the provisions of the 1940 Act.

14. Miscellaneous. Neither the holders of Shares of the Funds nor the Trustees shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Funds, whereupon this letter shall become a binding contract between the Trust, on behalf of the Funds, and the Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Underlying Funds Trust

By:

Name: J. Michael Fields
Title: Secretary

Scotland Acquisition LLC d/b/a Hatteras Funds, LLC

By:

Name:____________________________________Title:_____________________________________

APPENDIX A

Each Separate Series of the Underlying Funds Trust as set forth in the Prospectus

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APPENDIX C

DISTRIBUTION PLAN
for
HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

SECTION 1. Hatteras Alternative Mutual Funds Trust (the "Trust") may act as the distributor of securities which are issued in respect of one or more of its separate investment series (a "Fund"), pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") according to the terms of this Distribution Plan ("Plan").

SECTION 2. The Trust may expend daily amounts at an annual rate of 0.75% for marketing and distribution expenses and 0.25% for shareholder servicing expenses, for a total annual rate of 1.00% of the average daily net asset value of the Class C Shares of each Fund that adopts the Plan and at an annual rate of 0.25% of the average daily net asset value of the Class A Shares (collectively with the Class C Shares referred to as "Shares") of each Fund that adopts the Plan, to finance any activity which is principally intended to result in the sale of Shares including, without limitation, expenditures consisting of payments to a principal underwriter of the Funds ("Principal Underwriter") or others in order: (i) to enable payments to be made by the Principal Underwriter or others for any activity primarily intended to result in the sale of Shares, including, without limitation, (a) compensation to public relations consultants or other persons assisting in, or providing services in connection with, the distribution of Shares, (b) advertising, (c) printing and mailing of prospectuses and reports for distribution to persons other than existing shareholders, (d) preparation and distribution of advertising material and sales literature, (e) commission payments, and principal and interest expenses associated with the financing of commission payments, made by the Principal Underwriter in connection with the sale of Shares and (f) conducting public relations efforts such as seminars; (ii) to enable the Principal Underwriter or others to receive, pay or to have paid to others who have sold Shares, or who provide services to holders of Shares, a maintenance or other fee in respect of services provided to holders of Shares, at such intervals as the Principal Underwriter may determine, in respect of Shares previously sold and remaining outstanding during the period in respect of which such fee is or has been paid; and/or (iii) to compensate the Principal Underwriter for its efforts in respect of sales of Shares since inception of the Plan. Appropriate adjustments shall be made to the payments made pursuant to this Section 2 to the extent necessary to ensure that no payment is made by each Fund with respect to any Class in excess of any limit imposed on asset based, front end and deferred sales charges under any rule or regulations adopted by the Financial Industry Regulatory Authority ("FINRA").

SECTION 3. This Plan shall not take effect with respect to any Class of Shares of any Fund until it has been approved by votes of a majority of (a) the Trustees of the Trust, and (b) those Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements of the Trust related hereto or any other person related to this Plan ("Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on this Plan. In addition, any agreement related to this Plan and entered into by the Trust on behalf of the Funds in connection therewith shall not take effect until it has been approved by votes of a majority of (a) the Board of Trustees of the Trust (the "Board"), and (b) the Disinterested Trustees.

SECTION 4. Unless sooner terminated pursuant to Section 6, this Plan shall continue in effect for a period of one year from the date it takes effect and thereafter shall continue in effect for additional periods that shall not exceed one year so long as such continuance is specifically approved by votes of a majority of both (a) the Board and (b) the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on this Plan, provided that payments for services theretofore provided or for reimbursement of expenses theretofore incurred or accrued prior to termination of this Plan in accordance with Section 2 may be continued by the Funds to the extent provided for in Section 6, below, as applicable.

SECTION 5. Any person authorized to direct the disposition of monies paid or payable pursuant to this Plan or any related agreement shall provide to the Board and the Board shall review at least quarterly a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 6. Payments with respect to services provided by the Principal Underwriter pursuant to Section 2, above, shall be authorized hereunder, whether or not this Plan has been otherwise terminated, if such payments are for services theretofore provided or for reimbursement of expenses theretofore incurred or accrued prior to termination of this Plan in other respects and if such payment is or has been so approved by the Board, including the Disinterested Trustees, or agreed to by the Funds with such approval, all subject to such specific implementation as the Board, including the Disinterested Trustees, may approve; provided that, at the time any

C-1

such payment is made, whether or not this Plan has been otherwise terminated, the making of such payment will not cause the limitation upon such payments set forth in Section 2 to be exceeded. Without limiting the generality of the foregoing, each Class of a Fund may pay to, or on the order of, any person who has served from time to time as Principal Underwriter amounts for distribution services pursuant to a principal underwriting agreement or otherwise. Any such principal underwriting agreement may, but need not, provide that such Principal Underwriter may be paid for distribution services to Shares a fee which may be designated a Distribution Fee and may be paid at a rate per annum up to 0.75% for distribution and marketing expenses and 0.25% for shareholder servicing expenses, for a total rate per annum of up to 1.00% of the average daily net asset value of such Class C Shares of each Fund or up to 0.25% of the average daily net asset value of such Class A Shares and may, but need not, also provide: (I) that a Principal Underwriter will be deemed to have fully earned its "Allocable Portion" of the Distribution Fee upon the sale of the Commission Shares (as defined in the Allocation Schedule) taken into account in determining its Allocable Portion; (II) that each Fund's obligation to pay such Principal Underwriter its Allocable Portion of the Distribution Fee shall be absolute and unconditional and shall not be subject to dispute, offset, counterclaim or any defense whatsoever (it being understood that such provision is not a waiver of each Fund's right to pursue such Principal Underwriter and enforce such claims against the assets of such Principal Underwriter other than its right to its Allocable Portion of the Distribution Fee; (III) that each Fund's obligation to pay such Principal Underwriter its Allocable Portion of the Distribution Fee shall not be changed or terminated except to the extent required by any change in applicable law, including without limitation, the 1940 Act, the Rules promulgated thereunder by the Securities and Exchange Commission and the Rules of Fair Practice of the FINRA, or in connection with a "Complete Termination" (as hereinafter defined); (IV) that, with respect to its Class C Shares, each Fund will not waive or change any contingent deferred sales charge ("CDSC") in respect of the Distributor's Allocable Portion thereof, except as provided in the Funds' prospectus or statement of additional information without the consent of the Principal Underwriter or any assignee of such Principal Underwriter's rights to its Allocable Portion; and (VI) that any Principal Underwriter may assign its rights to its Allocable Portion of the Distribution Fee (but not such Principal Underwriter's obligations to each Fund under its principal underwriting agreement) to raise funds to make expenditures described in Section 2 above and in connection therewith, and upon receipt of notice of such assignment, each Fund shall pay to the assignee such portion of the Principal Underwriter's Allocable Portion of the Distribution Fee so assigned. For purposes of such principal underwriting agreement, the term Allocable Portion of Distribution Fee as applied to any Principal Underwriter may mean the portion of the Distribution Fee allocable to Distributor Shares in accordance with the "Allocation Schedule" attached to such Principal Underwriter's principal underwriting agreement. For purposes of such principal underwriting agreement, the term "Complete Termination" may mean a termination of this Plan involving the cessation of payments of the Distribution Fee thereunder, the cessation of payments of distribution fees pursuant to every other Rule 12b-1 plan of the Funds for every existing or future Shares and the cessation of the offering by the Funds of existing or future Shares, which conditions shall be deemed to be satisfied when they are first complied with and so long thereafter as they are complied with prior to the specified date, after either of which times such conditions need no longer be complied with.

SECTION 7. This Plan may be terminated at any time with respect to any Fund by vote of a majority of the Disinterested Trustees, or by vote of a majority of the Shares of the Fund, provided that payments for services theretofore provided or for reimbursement of expenses theretofore incurred or accrued prior to termination of this Plan in accordance with Section 2 may be continued by the Fund to the extent provided for in Section 6, above, as applicable.

SECTION 8. Any agreement of the Trust, with respect to any Fund, related to this Plan shall be in writing and shall provide:

A.  That such agreement may be terminated with respect to a Fund at any time without payment of any penalty, by vote of a majority of the Disinterested Trustees or by a vote of a majority of the outstanding Shares of such Fund on not more than sixty days written notice to any other party to the agreement; and

B.  That such agreement shall terminate automatically in the event of its assignment.

SECTION 9. This Plan may not be amended to increase materially the amount of distribution expenses provided for in Section 2 with respect to a Fund unless such amendment is approved by a vote of at least a majority (as defined in the 1940 Act) of the outstanding Shares of such Fund, and no material amendment to this Plan shall be made unless approved by votes of a majority of (a) the Board and (b) the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendment.

Adopted:                  , 2013

C-2

HATTERAS MANAGED FUTURES STRATEGIES FUND

PROXY FOR SPECIAL MEETING OF HATTERAS ALTERNATIVE MUTUAL FUNDS SHAREHOLDERS
TO BE HELD ON JANUARY 21, 2014

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the Hatteras Alpha Hedged Strategies Fund (the “Alpha Fund”), the Hatteras Long/Short Equity Fund (the “Long/Short Equity Fund”), the Hatteras Long/Short Debt Fund (the “ Long/Short Debt Fund”),  the Hatteras Managed Futures Strategies Fund (the “Managed Futures Fund”), and the Hatteras Hedged Strategies Fund (the “Hedged Strategies Fund”) (each a “Fund” and collectively, the “Funds”), each a series of Hatteras Alternative Mutual Funds Trust (the “Trust”), will be held on January 21, 2014, at 10:00 a.m., Eastern Time, at 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615 to consider and vote on certain proposals, described below.  In addition, the series of the Underlying Funds Trust (the “Underlying Funds” of the “UFT”) are holding a special meeting on January 21, 2014 at 10:30 a.m. (the “UFT Special Meeting”).  As shareholders of the Underlying Funds, each Fund will vote its shares of the Underlying Funds on the proposals presented at the UFT Special Meeting (each, a “UFT Proposal” and, together, the “UFT Proposals”).  Therefore, each Fund is also seeking voting instructions from the Fund’s shareholders (“Shareholders”) regarding the UFT Proposals.  This proxy is solicited on behalf of the Board of Trustees of the Trust, and the proposals (set forth) have been proposed by the Board of Trustees.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side.  If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals, on behalf of a Fund.  Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-591-8238.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 21, 2014.

The proxy statement for this meeting is available at:  proxyonline.com/docs/hatterasmutualfunds.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

HATTERAS MANAGED FUTURES STRATEGIES FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

1)	To elect seven nominees to the Trust’s Board of Trustees (the “Board”) and to provide voting instructions regarding the UFT Proposal to elect seven nominees to UFT’s Board of Trustees;		FOR ALL	WITHHOLD	FOR ALL, EXCEPT

	(1) David B. Perkins	(5) Joseph E. Breslin	O	O	O

	(2) H. Alexander Holmes	(6) Thomas Mann

	(3) Steve E. Moss	(7) Peter M. Budko

(4) Gregory S. Sellers

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

			FOR	AGAINST	ABSTAIN

6)	To approve the investment advisory agreement attached hereto as Appendix A between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Managed Futures Fund		O	O	O

8)

To provide voting instructions from the Alpha Fund and the Managed Futures Fund regarding the UFT Proposal to approve the investment advisory agreement attached hereto as Appendix B between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Managed Futures Underlying Fund

			O	O	O

15)	To approve, on behalf of the class A of the Managed Futures Fund, the distribution plan under Rule 12b-1 attached hereto as Appendix C applicable to that class		O	O	O

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]